                                                   Filed Pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
                                                 Registration File No: 333-65632

SCHRODERS

PROSPECTUS
March 1, 2005
SCHRODER ENHANCED INCOME FUND
SCHRODER U.S. CORE FIXED INCOME FUND
SCHRODER MUNICIPAL BOND FUND
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

ADVISOR SHARES

This Prospectus describes four mutual funds offered by Schroder Series Trust
(the "Trust").

   SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in
   U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other U.S. dollar-denominated investment grade income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years.

   SCHRODER U.S. CORE FIXED INCOME FUND seeks a high level of total return.
   The Fund invests in U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other investment grade fixed income investments. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

   SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
   The Fund invests primarily in investment grade municipal bonds that pay interest which is exempt from federal income tax. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

   SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund invests primarily in investment grade short-term municipal bonds that pay interest which is exempt from federal income tax.
   The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully. You can call the Schroder Mutual Funds at
(800) 464-3108 to find out more about the Funds and other funds in the Schroder family of funds. From outside the United States, please call collect to (617)
483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF
THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

[SCHRODERS LOGO OMITTED]

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                                     - i -

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SUMMARY INFORMATION

   This summary provides a brief description of the Funds' investment objectives, principal investment strategies, and principal risks.

   The summary for each of Schroder Municipal Bond Fund and Schroder
   Short-Term Municipal Bond Fund includes a bar chart that shows the investment returns of the Fund's Advisor Shares for each full calendar year since the Fund commenced operations. The table following each bar chart shows how a Fund's average annual return for the last year (the life of the
   Fund) compares to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by comparing the Fund's performance to a broad measure of market performance.

   Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund have recently commenced operations and do not yet have a full calendar year of performance. Accordingly, no performance information is included for the
   Funds. For performance information with respect to other investment accounts managed by Schroder Enhanced Income Fund and Schroder U.S. Core
   Fixed Income Fund's adviser, see the Funds' Statement of Additional
   Information.

                                     - 1 -

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SCHRODER ENHANCED INCOME FUND

   -- INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity;
      secondarily, to seek a high rate of total return.

   -- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations.

   The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

   -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

   -- debt securities of domestic or foreign corporations;

   -- mortgage-backed and other asset-backed securities;

   -- obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

   -- obligations of international agencies or supranational entities;

   -- commercial paper and master demand notes;

   -- preferred securities; and

   -- short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

   The Fund's adviser currently expects that a substantial portion of the
   Fund's assets will be invested in mortgage-backed and other asset-backed securities.

   Foreign securities in which the Fund invests will be denominated in the
   U.S. dollar.

   The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

   The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

   The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

                                     - 2 -

   The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's Statement of
   Additional Information.

   The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the
   U.S. Government to be rated AAA, by following the guidelines listed below:

   -- The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's Investor
      Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
      Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent)
      or better, or the adviser has determined the securities to be of comparable quality.

   -- The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

   -- The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent) by a nationally recognized statistical rating organization.

   -- The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent) by a nationally recognized statistical rating organization.

   -- The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

   In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

                                     - 3 -

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

   -- FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries.

   -- DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

   -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
      Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

                                     - 4 -

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SCHRODER U.S. CORE FIXED INCOME FUND

   -- INVESTMENT OBJECTIVE. To seek a high level of total return.

   -- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80%
      of its net assets in fixed income obligations of issuers located in the
      United States, which may include, for example:

   -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

   -- debt securities of domestic or foreign corporations;

   -- mortgage-backed and other asset-backed securities;

   -- taxable and tax-exempt municipal bonds;

   -- obligations of international agencies or supranational entities;

   -- debt securities convertible into equity securities;

   -- inflation-indexed bonds;

   -- structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

   -- delayed funding loans and revolving credit facilities; and

   -- short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

   The Fund's adviser currently expects that a substantial portion of the
   Fund's assets will be invested in mortgage-backed and asset-backed securities.

   The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United
   States, or is domiciled or has its principal place of business located in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund may invest up to 20% of its net assets in obligations of issuers (including governmental issuers) that are not located in the United States.

   The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization (for example, Moody's
   Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
   Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

   If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

   Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

                                     - 5 -

   The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these "derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage)
   or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Statement of Additional
   Information.

   The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

   In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

   The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

   -- uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

   -- exploits inefficiencies in the valuation of risk and reward;

   -- looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

   -- considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

                                     - 6 -

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

   -- FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. In addition, the values of investments in foreign securities may be affected by changes in the values of the currencies in which the securities are denominated.

   -- DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

   -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
      Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

   -- LEVERAGE RISK. Certain investments available to the Fund may involve leverage. Leverage tends to make the Fund more volatile, because it tends to exaggerate the effect of any increase or decrease in the values of the
      Fund's portfolio securities.

   -- LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times.

                                     - 7 -

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SCHRODER MUNICIPAL BOND FUND

   -- INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

   -- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

   -- pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

   -- are investment grade in quality; and

   -- have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated
      maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

   "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

   The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds and, as a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The
   Fund may purchase securities on a delayed delivery or when-issued basis.

   Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

   The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

   The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

   In selecting individual securities for investment, the Fund's adviser typically:

   -- assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

   -- uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

   -- compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

   -- looks to exploit any inefficiencies between intrinsic value and market trading price; and

                                     - 8 -

   -- subordinates sector weightings to individual securities that may be undervalued.

   The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund.

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- MUNICIPAL BOND RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds. The Fund may invest in taxable municipal securities.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- CONCENTRATION RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

   -- MANAGEMENT RISK. Because the Fund is an actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 9 -

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SCHRODER MUNICIPAL BOND FUND -- ADVISOR SHARES

[GRAPHIC OMITTED]
Annual Return
                                     3.44%
                                      2004

   During the period shown above, the highest quarterly return was 3.06% for the quarter ended September 30, 2004, and the lowest was -1.86% for the quarter ended June 30, 2004.

   --------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS                          ONE YEAR
  (FOR THE PERIOD ENDED DECEMBER 31, 2004)           (LIFE OF THE FUND)
   --------------------------------------------------------------------

   Schroder Municipal Bond Fund
   --------------------------------------------------------------------
   Return Before Taxes                                    3.44%
   --------------------------------------------------------------------
   Return After Taxes on Distributions (1)                3.39%
   --------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of
   Fund Shares (1)                                        3.10%
   --------------------------------------------------------------------
   Lehman Brothers Municipal Bond 5-Year Index (2)
   (reflects no deduction for fees, expenses or           2.71%
   taxes)
   --------------------------------------------------------------------

   (1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
    Fund shares at the end of the measurement period.

   (2) The Lehman Brothers Municipal Bond 5-Year Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

                                     - 10 -

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SCHRODER SHORT-TERM MUNICIPAL BOND FUND

   -- INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

   -- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

   -- pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

   -- are investment grade in quality; and

   -- have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

   "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

   The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80%
   of its net assets in municipal bonds and, as a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax
   (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when issued basis.

   Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

   The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

   The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

   In selecting individual securities for investment, the Fund's adviser typically:

   -- assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

   -- uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

   -- compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

   -- looks to exploit any inefficiencies between intrinsic value and market trading price; and

                                     - 11 -

   -- subordinates sector weightings to individual securities that may be undervalued.

   The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund.

PRINCIPAL RISKS. It is possible to lose money on an investment in the Fund.

   -- MUNICIPAL BOND RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds. The Fund may invest in taxable municipal securities.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- CONCENTRATION RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

   -- MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 12 -

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND -- ADVISOR SHARES

[GRAPHIC OMITTED]

Annual Return                        1.53%
                                      2004

   During the period shown above, the highest quarterly return was 1.30% for the quarter ended September 30, 2004, and the lowest was -0.90% for the quarter ended June 30, 2004.

   --------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS                          ONE YEAR
  (FOR THE PERIOD ENDED DECEMBER 31, 2004)           (LIFE OF THE FUND)
   --------------------------------------------------------------------

   Schroder Short-term Municipal Bond Fund
   --------------------------------------------------------------------
   Return Before Taxes                                     1.53%
   --------------------------------------------------------------------
   Return After Taxes on Distributions (1)                 1.48%
   --------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of
   Fund Shares (1)                                         1.55%
   --------------------------------------------------------------------
   Lehman Brothers Municipal Bond 1-Year Index (2)
   (reflects no deduction for fees, expenses or            1.04%
   taxes)
   --------------------------------------------------------------------

   (1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
    Fund shares at the end of the measurement period.

   (2) The Lehman Brothers Municipal Bond 1-Year Index is an unmanaged rules-based, market-value-weighted index of debt obligations issued by municipalities with short term maturities.

   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION
   OF FUTURE PERFORMANCE. It is possible to lose money on an investment in a
   Fund.

                                     - 13 -

--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
ADVISOR SHARES OF THE FUNDS.

     SHAREHOLDER FEES (paid directly from your investment):

    ------------------------------------------------------------

    Maximum Sales Load Imposed on Purchases                None
    ------------------------------------------------------------
    Maximum Deferred Sales Load                            None
    ------------------------------------------------------------
    Maximum Sales Load Imposed on Reinvested Dividends     None
    ------------------------------------------------------------
    Redemption Fee                                         None
    ------------------------------------------------------------
    Exchange Fee                                           None
    ------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                        SCHRODER U.S.      SCHRODER
                                            SCHRODER     CORE FIXED        MUNICIPAL    SCHRODER SHORT-
                                            ENHANCED       INCOME            BOND       TERM MUNICIPAL
                                          INCOME FUND       FUND             FUND          BOND FUND
-------------------------------------------------------------------------------------------------------

 Management Fees                            0.25%           0.25%             0.40%         0.40%
-------------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees                  0.25%           0.25%             0.25%         0.25%
-------------------------------------------------------------------------------------------------------
 Other Expenses(1)                          0.52%           0.57%             0.99%         0.79%
-------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses       1.02%           1.07%             1.64%         1.44%
-------------------------------------------------------------------------------------------------------
  Less: Fee Waiver and/or Expense
   Limitation(2)                           (0.37)%         (0.42)%           (0.84)%       (0.64)%
-------------------------------------------------------------------------------------------------------
 Net Expenses(2)                            0.65%           0.65%             0.80%         0.80%
-------------------------------------------------------------------------------------------------------

   (1) "Other Expenses" for Schroder Enhanced Income Fund and Schroder U.S.
    Core Fixed Income Fund are based on estimated amounts for each Fund's current fiscal year.

   (2) The Net Expenses shown for each Fund reflect the effect of contractually imposed fee waivers and/or expense limitations on Total
    Annual Fund Operating Expenses. In order to limit the expenses of each
    Fund's Advisor Shares, the Fund's adviser is contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until December 31, 2005 to the extent that the Total Annual Fund
    Operating Expenses of each of Schroder Enhanced Income Fund and Schroder
    U.S. Core Fixed Income Fund allocable to each of their Advisor Shares exceeds the annual rate of 0.65% of the average daily net assets attributable to a Fund's Advisor Shares. The Fund's adviser is also contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until February 28, 2006 to the extent that the Total Annual Fund Operating Expenses of each of Schroder Municipal
    Bond Fund and Schroder Short-Term Municipal Bond Fund allocable to each of their Advisor Shares exceeds the annual rate of 0.80% of the average daily net assets attributable to a Fund's Advisor Shares.

                                     - 14 -

EXAMPLE

   This Example is intended to help you compare the cost of investing in a
   Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in Advisor Shares of a Fund for the time periods indicated and then redeem all of your Advisor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                     -----------------------------------------------
                     1 YEAR      3 YEARS      5 YEARS      10 YEARS
   -----------------------------------------------------------------

   Schroder Enhanced
   Income Fund           $66         $288         n/a            n/a
   -----------------------------------------------------------------
   Schroder U.S. Core
   Fixed Income Fund     $66         $299         n/a            n/a
   -----------------------------------------------------------------
   Schroder Municipal
   Bond Fund             $82         $435        $813         $1,873
   -----------------------------------------------------------------
   Schroder
   Short-Term
   Municipal Bond
   Fund                  $82         $393        $726         $1,669
   -----------------------------------------------------------------

   Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.

                                     - 15 -

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUNDS

   A Fund may not achieve its objective(s) in all circumstances. The following provides more detail about certain of the principal risks of investing in a
   Fund and the circumstances which could adversely affect the value of a
   Fund's shares or its investment return.

   -- INTEREST RATE RISK (ALL FUNDS). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates.
   Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

   -- CREDIT RISK (ALL FUNDS). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

   The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

   Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund each invests in securities of "investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization
   (for example, Moody's Investor Service, Inc., Standard & Poor's, or Fitch
   Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds' investment adviser has determined the securities to be of comparable quality. Schroder Municipal Bond Fund and
   Schroder Short-Term Municipal Bond Fund each invests principally in securities of "investment grade." If a security has been rated by more than one nationally recognized statistical rating organization the Funds'
   adviser will consider the highest rating for the purposes of determining whether the security is "investment grade." A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. Each Fund considers whether a security is "investment grade" only at the time of purchase.

   Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life

                                     - 16 -

   of the investment. Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

   -- INFLATION/DEFLATION RISK (ALL FUNDS). Inflation risk is the risk that a
   Fund's assets or income from a Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

   -- MANAGEMENT RISK (ALL FUNDS). Because each Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

   -- MUNICIPAL BOND RISK (SCHRODER MUNICIPAL BOND FUND AND SCHRODER
   SHORT-TERM MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

      General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

      Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities. Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

      Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

                                     - 17 -

      The amount of public information available about the municipal bonds in a
      Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Funds' adviser.

      Interest income from private activity bonds may be subject to federal AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

      At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. Although the Fund's adviser generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, the Fund may be required to incur expenses in enforcing its rights, and any income received by the Fund in respect of its investment might not be tax-exempt.

      Taxable Municipal Securities. The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis. The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

      Volatility of the Municipal Bond Market.  The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

   -- CONCENTRATION RISK (SCHRODER MUNICIPAL BOND FUND AND SCHRODER SHORT-TERM
   MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers, including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or

                                     - 18 -

   legal limitations on an issuer's ability to meet payment obligations. A
   Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

   Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

   A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK (SCHRODER ENHANCED INCOME FUND
   AND SCHRODER U.S. CORE FIXED INCOME FUND). Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed

                                     - 19 -

   securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A
   Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

   -- FOREIGN INVESTMENT RISK (SCHRODER ENHANCED INCOME FUND AND SCHRODER U.S.
   CORE FIXED INCOME FUND). Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities in which Schroder
   U.S. Core Fixed Income Fund invests may be denominated and traded in foreign currencies, the value of that Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies, although the Funds'
   adviser will typically (though not necessarily) attempt to limit any foreign currency exposure by entering into foreign currency exchange contracts or other hedging transactions. (Schroder Enhanced Income Fund will only invest in securities denominated in U.S. dollars.) In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Funds'
   assets held abroad) and expenses not present in the settlement of domestic investments.

   In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
   United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Funds may have limited recourse available to them. The laws of some foreign countries may limit the Funds'
   ability to invest in securities of certain issuers located in those countries.

   Special tax considerations apply to the Funds' investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Funds' adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within

                                     - 20 -

   foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United
   States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

   -- U.S. GOVERNMENT SECURITIES RISK (SCHRODER ENHANCED INCOME FUND AND
   SCHRODER U.S. CORE FIXED INCOME FUND). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National
   Mortgage Association) are supported by the full faith and credit of the
   United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks)
   are supported by the right of the issuer to borrow from the U.S.
   Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae, Freddie
   Mac and the Student Loan Marketing Association) are supported only by the credit of the issuer itself.

   -- DERIVATIVES RISK (SCHRODER ENHANCED INCOME FUND AND SCHRODER U.S. CORE
   FIXED INCOME FUND).  Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. Each Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.
   Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds'
   investment adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction.

   -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK (SCHRODER ENHANCED INCOME
   FUND AND SCHRODER U.S. CORE FIXED INCOME FUND).  The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Funds may lead to frequent changes in a Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Funds'
   investment adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital

                                     - 21 -

   gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. Consult your tax advisor regarding the impact of a Fund's portfolio turnover rate on your investments.

   -- LEVERAGE RISK (SCHRODER U.S. CORE FIXED INCOME FUND).  Certain
   transactions by Schroder U.S. Core Fixed Income Fund may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transactions. The use of derivatives may also create leveraging risk. Leverage, including borrowing money, may cause Schroder
   U.S. Core Fixed Income Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of Schroder U.S. Core Fixed Income
   Fund's portfolio securities.

   -- LIQUIDITY RISK (SCHRODER U.S. CORE FIXED INCOME FUND).  Liquidity risk exists when particular investments are difficult to purchase or sell.
   Schroder U.S. Core Fixed Income Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

                                     - 22 -

--------------------------------------------------------------------------------
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

   In addition to the principal investment strategies described in the Summary
   Information section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds'
   investment adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser.

   -- WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis.
   These transactions involve a commitment by a Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

   -- TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' investment adviser may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the adviser may, but is not required to, temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the adviser would invest in high quality fixed income securities (including taxable obligations), cash, or money market instruments the adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective(s).

   -- PRICING.  At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into a Fund. If a
   Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

   -- OTHER INVESTMENTS.  A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statements of Additional
   Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by a Fund. Although Schroder Municipal Bond
   Fund and Schroder Short-Term Municipal Bond Fund expect to invest primarily in municipal bonds, either Fund may invest the remainder of its assets in other types of debt securities or money market instruments, the income from which may be fully taxable.

   -- PORTFOLIO TURNOVER.  The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Funds' adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other

                                     - 23 -

   transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains
   (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Funds' adviser currently expects that the portfolio turnover rate for the current fiscal year will not exceed 100% for each of Schroder Enhanced Income Fund and Schroder U.S.
   Core Fixed Income Fund and will not exceed 400% for each of Schroder
   Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund. Consult
   your tax advisor regarding the tax effect of a Fund's portfolio turnover rate on your investment.

   -- CHANGES IN INVESTMENT OBJECTIVES AND POLICIES. The investment policy of
   Schroder U.S. Core Fixed Income Fund requiring it to invest at least 80% of its net assets in fixed income obligations of issuers located in the United
   States may be changed by the Trustees without shareholder approval after providing shareholders of the Fund 60 days' prior written notice.
   Similarly, the investment policy of Schroder Enhanced Income Fund requiring it to invest at least 80% of its net assets in income-producing obligations may be changed by the Trustees without shareholder approval after providing shareholders of the Fund 60 days' prior written notice. The investment policy of each of Schroder Municipal Bond Fund and Schroder Short-Term
   Municipal Bond Fund requiring each of them to invest, under normal circumstances, at least 80% of their net assets in investments the income from which is exempt from federal income tax (but which may be subject to federal AMT) may be changed only with the approval of a "majority of the outstanding voting securities" of the relevant Fund (which means the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented in person or by proxy). The investment policy of Schroder Municipal Bond Fund and Schroder Short-Term Municipal
   Bond Fund requiring each of them to invest at least 80% of their net assets in municipal bonds may be changed by the Board of Trustees without shareholder approval after providing shareholders of the relevant Fund 60 days written notice. The Trustees may change the investment objectives and other policies of each Fund without a vote of the shareholders.

   -- PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment. A Fund will not consider an investment to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in any of the discussions of a Fund's investment policies to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

                                     - 24 -

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS

   A Board of Trustees governs the Trust. The Board of Trustees has retained
   Schroder Investment Management North America Inc. ("Schroders") to manage the investments of each Fund. Subject to the control of the Trustees,
   Schroders also manages the Funds' other affairs and business.

   Schroders (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroders'
   ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2004, had in the aggregate assets under management of approximately $181 billion.

   INVESTMENT ADVISORY FEES. Each of Schroder Enhanced Income Fund and
   Schroder U.S. Core Fixed Income Fund pays an investment advisory fee to
   Schroders at the annual rate of 0.25% of the Fund's average daily net assets. Each of Schroder Municipal Bond Fund and Schroder Short-Term
   Municipal Bond Fund pays an investment advisory fee to Schroders at the annual rate of 0.40% of the Fund's average daily net assets.

   EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of each
   Fund's Advisor Shares, the Fund's adviser is contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until December 31, 2005 to the extent that the Total Annual Fund
   Operating Expenses of each of Schroder Enhanced Income Fund and Schroder
   U.S. Core Fixed Income Fund allocable to each of their Advisor Shares exceeds the annual rate of 0.65% of the average daily net assets attributable to a Fund's Advisor Shares. The Fund's adviser is also contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until February 28, 2006 to the extent that the Total Annual Fund Operating Expenses of each of Schroder Municipal Bond
   Fund and Schroder Short-Term Municipal Bond Fund allocable to each of their
   Advisor Shares exceed the annual rate of 0.80% of the average daily net assets attributable to a Fund's Advisor Shares. Only the Board of Trustees
   of the Trust may terminate these contractual obligations prior to December
   31, 2005 or February 28, 2006, as applicable.

   PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders have primary responsibility for making investment decisions for Schroder
   Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund since the years shown below. As of September 30, 2004, the portfolio management team for Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund
   was responsible for managing approximately $2.3 billion in assets utilizing an investment strategy similar to the strategy used in managing Schroder
   Enhanced Income Fund, and approximately $663 million in assets utilizing an investment strategy similar to that used in managing Schroder U.S. Core
   Fixed Income Fund. The portfolio managers' recent professional experience is also shown.

                                     - 25 -

  PORTFOLIO MANAGER  SINCE                         RECENT PROFESSIONAL EXPERIENCE

  Steven Lear        Schroder Enhanced Income      Lead portfolio manager for each of
                     Fund -- Inception (December   the Funds. Mr. Lear is a Director
                     2004)                         and Executive Vice President of
                                                   Schroders and has been an
                     Schroder U.S. Core Fixed      employee of Schroders since June
                     Income Fund -- Inception      1998.
                     (December 2004)

  David Harris       Schroder Enhanced Income      Portfolio manager for each of the
                     Fund -- Inception (December   Funds. Mr. Harris is a Senior Vice
                     2004)                         President of Schroders and has
                                                   been an employee of Schroders
                     Schroder U.S. Core Fixed      since November 1992.
                     Income Fund -- Inception
                     (December 2004)

  Wesley A. Sparks   Schroder Enhanced Income      Portfolio manager for each of the
                     Fund -- Inception (December   Funds. Mr. Sparks has been at
                     2004)                         Schroders since December 2000
                                                   and is currently First Vice President
                     Schroder U.S. Core Fixed      of Schroders. Prior to joining
                     Income Fund -- Inception      Schroders Mr. Sparks was a
                     (December 2004)               portfolio manager at Aeltus
                                                   Investment Management since
                                                   June 1999.

  Gregg Moore        Schroder Enhanced Income      Portfolio manager for each of the
                     Fund -- Inception (December   Funds. Mr. Moore has been at
                     2004)                         Schroders since June 2001 and is
                                                   currently Vice President of
                     Schroder U.S. Core Fixed      Schroders. Prior to joining
                     Income Fund -- Inception      Schroders Mr. Moore was a
                     (December 2004)               quantitative analyst at Aeltus
                                                   Investment Management since
                                                   December 1999.

  Matt Murphy        Schroder Enhanced Income      Portfolio manager for each of the
                     Fund -- Inception (December   Funds. Mr. Murphy has been at
                     2004)                         Schroders since July 2004 and is
                                                   currently a Vice President of
                     Schroder U.S. Core Fixed      Schroders. Prior to joining
                     Income Fund -- Inception      Schroders Mr. Murphy was a
                     (December 2004)               Managing Director at MONY
                                                   Capital Management from February
                                                   2002 to July 2004 and was
                                                   previously a Director at
                                                   FitchRatings since August 1996.

   The following portfolio managers at Schroders have primary responsibility for making investment decisions for Schroder Municipal Bond Fund and
   Schroder Short-Term Municipal Bond Fund since the years shown below.

  PORTFOLIO MANAGER  SINCE                         RECENT PROFESSIONAL EXPERIENCE

  David Baldt, CFA   Schroder Municipal Bond       Lead portfolio manager for each of
                     Fund -- Inception (December   Schroder Municipal Bond Fund and
                     2003)                         Schroder Short-Term Municipal
                                                   Bond Fund. Employed as an
                     Schroder Short-Term           investment Fund professional at
                     Municipal Bond Fund --        Schroders since fall 2003. Mr. Baldt
                     Inception (December 2003)     is an Executive Vice President of
                                                   Schroders. Previously, he was a
                                                   Managing Director of Deutsche
                                                   Asset Management (formerly
                                                   Morgan Grenfell) since 1989.

                                     - 26 -

  PORTFOLIO MANAGER SINCE                         RECENT PROFESSIONAL EXPERIENCE

  Daniel Scholl     Schroder Municipal Bond       Employed as an investment Fund
                    Fund -- Inception (December   professional at Schroders since fall
                    2003)                         2003. Mr. Scholl is a Senior Vice
                                                  President of Schroders. Previously,
                    Schroder Short-Term           he was a Director and Portfolio
                    Municipal Bond Fund --        Manager of Deutsche Asset
                    Inception (December 2003)     Management (formerly Morgan
                                                  Grenfell) since 1998.

  Susan Beck        Schroder Municipal Bond       Employed as an investment Fund
                    Fund -- Inception (December   professional at Schroders since fall
                    2003)                         2003. Ms. Beck is a First Vice
                                                  President of Schroders. Previously,
                    Schroder Short-Term           she was a Vice President and
                    Municipal Bond Fund --        Portfolio Manager of Deutsche
                    Inception (December 2003)     Asset Management (formerly
                                                  Morgan Grenfell) since 1989.

  Ted Manges        Schroder Municipal Bond       Employed as an investment Fund
                    Fund -- Inception (December   professional at Schroders since fall
                    2003)                         2003. Mr. Manges is a First Vice
                                                  President of Schroders. Previously
                    Schroder Short-Term           he was a Vice President of
                    Municipal Bond Fund --        Deutsche Asset Management
                    Inception (December 2003)     (1999-2003), and Manager of
                                                  Trading and Sales, Commerce
                                                  Capital Markets (1995-1999).

                                     - 27 -

--------------------------------------------------------------------------------
HOW THE FUNDS' SHARES ARE PRICED

   Each Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. Each Fund values its Advisor Shares as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, when the Exchange will not be open are New Year's Day, Martin Luther King,
   Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
   Labor Day, Thanksgiving Day, and Christmas Day. Each Fund values its portfolio securities for which market quotations are readily available at market value. Investments and assets for which market values are not readily available are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, generally by reference to other securities or indexes. For example, most of the Funds' investments are currently valued using one or more pricing services that recommend fair values based generally on prices of comparable securities (or, when such prices are not available, based on other factors that may be indicative of the securities' values). Short-term investments that will mature within 60 days are valued by Schroders using amortized cost, a form of fair valuation, pursuant to procedures adopted by the Board of Trustees. The net asset value of each Fund's Advisor Shares may differ from that of its
   Investor Shares due to differences in the expenses of Advisor Shares and
   Investor Shares.

                                     - 28 -

--------------------------------------------------------------------------------
HOW TO BUY SHARES

   You may purchase Advisor Shares of the Fund directly from the Trust
   (through Schroder Fund Advisors Inc., the You may purchase Advisor Shares of the Fund directly from the Trust (through Schroder Fund Advisors Inc., the distributor of the Trust's shares), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service Organization") having an arrangement with Schroder
   Fund Advisors Inc. If you do not have a Service Organization, Schroder Fund
   Advisors Inc. can provide you with a list of available firms. Your Service
   Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge you separately for its services.

   The purchase, redemption and exchange policies and fees charged by such
   Service Organizations may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees in addition to any fees charged by the Funds, and may set different investment minimums or limitations on buying, exchanging, or redeeming Advisor Shares. Please consult a representative of your
   Service Organization for further information.

   If the Advisor Shares you purchase will be held in your own name (rather than the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application and payment by check or wire as described below. Account Applications for Advisor Shares may be obtained from the Fund's transfer agent, Boston Financial Data Services,
   Inc. ("BFDS"), at the address provided below under "Purchases by Check,"
   from your Service Organization, or by calling the Schroder Mutual Funds at
   (800) 464-3108 (from outside the United States, please call collect to
   (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative). Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

   Each Fund sells Advisor Shares at their net asset value next determined after the applicable Fund or its transfer agent, BFDS, receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the Funds' transfer agent or the Fund). In order for you to receive the Fund's next determined net asset value, the Fund or BFDS must receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). The Trust reserves the right to reject any order to purchase Advisor Shares of the
   Fund.

   Certain brokers or financial institutions may accept purchase and redemption orders for Advisor Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund may be deemed to have received a purchase or redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and
   Schroder Fund Advisors Inc., the Trust's distributor, provide that these orders would be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee.

                                     - 29 -

   The minimum investments for initial and additional purchases of Advisor
   Shares of the Fund are as follows:

                                   INITIAL INVESTMENT     ADDITIONAL INVESTMENTS

       Regular Accounts                 $10,000                    $1,000

       TRADITIONAL AND ROTH IRAS

         Investments in respect of      $3,000                     $250
         calendar year 2004

         Investments in respect of      $4,000                     $250
         calendar year 2005

   The Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of
   Schroders, any of its affiliates or a financial intermediary authorized to sell shares of the Funds, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of
   Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

   The Funds do not issue share certificates.

   The Trust may suspend the offering of Advisor Shares of the Fund for any period of time. The Trust may change any investment minimum from time to time.

   Purchases by check. You may purchase Advisor Shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. Schroder Mutual Funds will not accept third-party checks. You should direct your check and your completed Account Application as follows:

   REGULAR MAIL              OVERNIGHT OR EXPRESS MAIL

   Schroder Mutual Funds     Boston Financial Data Services, Inc.
   P.O. Box 8507             Attn: Schroder Mutual Funds
   Boston, MA 02266          66 Brooks Drive
                             Braintree, MA 02184

   For initial purchases, a completed Account Application must accompany your check.

   Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the
   Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the New York Stock
   Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

                                     - 30 -

   Once you have an account number, you may purchase Advisor Shares through your Service Organization or directly from the Funds by calling BFDS at
   (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

      STATE STREET BANK AND TRUST COMPANY
      225 Franklin Street
      Boston, Massachusetts 02110
      ABA No.: 011000028
      Attn: Schroder Mutual Funds
      DDA No.: 9904-650-0
      FBO: Account Registration
      A/C: Mutual Fund Account Number
      Name of Fund

   BFDS will not process your purchase until the wired funds have been received.

   Automatic purchases. If you purchase Advisor Shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Advisor Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108. If you purchase Advisor Shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service
   Organization for details.

   Purchases in-kind. Investors may purchase Advisor Shares of the Fund for cash or in exchange for securities, subject to the determination by
   Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for Advisor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Advisor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Advisor Shares of the Fund may be a taxable transaction to the investor, in which case the
   Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) Each Fund values securities accepted by Schroders in the same manner as are the Fund's portfolio securities as of the time of the next determination of the Fund's net asset value.
   Although each Fund seeks to determine the fair value of securities contributed to the Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the
   Fund and must be delivered to the Fund upon receipt by the investor.
   Investors may realize a taxable gain

                                     - 31 -

   or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their Schroders client representative, or other financial intermediary.

   Certain payments by Schroders or its affiliates. Schroder Fund Advisors
   Inc., Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

   If correspondence to the shareholder's address of record is returned, then, unless the Transfer Agent determines the shareholder's new address, the
   Transfer Agent will reinvest dividends and other distributions returned to it in the applicable Fund(s), and the checks will be canceled.

                                     - 32 -

--------------------------------------------------------------------------------
HOW TO SELL SHARES

   When You May Redeem. You may sell your Advisor Shares back to the Fund on any day the New York Stock Exchange is open, either through your Service
   Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that
   Service Organization. The Service Organization may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to Schroder
   Mutual Funds, or by calling BFDS at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order by Schroder Mutual Funds or BFDS. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee any signature in the form of the Stamp 2000 Medallion Guarantee. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Funds for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

   If you redeem shares through your Service Organization, your Service
   Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form and at the appropriate time. If your
   Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your
   Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service
   Organization's or your own complete wiring instructions. Your Service
   Organization may charge you separately for this service.

   The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Advisor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

   Involuntary Redemptions. If, because of your redemptions, your account balance for a Fund falls below a minimum amount set by the Trustees
   (presently $2,000), the Trust may choose to redeem your Advisor Shares in that Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your Advisor Shares, and you may purchase additional Advisor Shares at any time to avoid a redemption. The Trust may also redeem Advisor Shares if you own shares of a Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

   Suspension. The Trust may suspend the right of redemption for the Fund during any period when: (1) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the Exchange is closed; (2) the
   SEC has by order permitted such suspension;

                                     - 33 -

   or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

   Redemptions in-kind. The Trust has agreed to redeem Advisor Shares of each
   Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Advisor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders of a Fund, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. The Trust does not expect to redeem Advisor
   Shares in-kind under normal circumstances. If the Trust redeems your
   Advisor Shares in-kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them.

   General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your
   Schroders client representative or your financial intermediary. The Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

                                     - 34 -

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT ADVISOR SHARES; DISTRIBUTION PLANS

   The Trust sells Advisor Shares of the Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund. You also receive the full value of your
   Advisor Shares when you sell them back to the Fund, without any deferred sales charge.

   DISTRIBUTION PLANS. The Fund has adopted a Distribution Plan pursuant to
   Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees with respect to its
   Advisor Shares. Under the Plan, the Fund may make payments at an annual rate of up to 0.25% of the average daily net assets attributable to its
   Advisor Shares to compensate the distributor for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.

   Because the fees are paid out of the Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the Fund and may cost you more than paying other types of sales charges.

   In addition, the Fund may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Fund's service providers, including
   Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the
   Fund or its shareholders.

                                     - 35 -

--------------------------------------------------------------------------------
EXCHANGES

   You can exchange your Advisor Shares of a Fund for Advisor Shares of most other funds in the Schroder family of funds at any time at their respective net asset values. The Trust would treat the exchange as a sale of your
   Advisor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange Advisor Shares, please contact your Service Organization or call the Trust directly at (800) 464-3108. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account
   Application. The Trust and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

                                     - 36 -

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

   Each Fund declares dividends from net investment income daily and distributes these dividends monthly. Each Fund distributes net realized capital gain at least annually. Each Fund makes distributions from net capital gain after applying any available capital loss carryovers.

   Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

   YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

   -- Reinvest all distributions in additional Advisor shares of your Fund;

   -- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Advisor shares of your Fund;

   -- Receive distributions from net investment income in additional Advisor shares of your Fund while receiving capital gain distributions in cash;
      or

   -- Receive all distributions in cash.

   You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, a Fund will reinvest all distributions in Advisor shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

                                     - 37 -

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

   Excessive trading can hurt Fund performance, operations, and shareholders.
   The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds discourage, and will not seek to accommodate, frequent purchases and redemption of the Funds' shares to the extent Schroders believes that such trading is harmful to the Funds'
   shareholders, although the Funds will not necessarily prevent all frequent trading in their shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to a Fund). The Trust or Schroders may also limit the amount or number of exchanges or reject any exchange if the Trust or Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to the Fund or its shareholders, although the Trust and Schroders have not established any maximum amount or number of such exchanges that may occur in any period.
   The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including potentially closing the omnibus account. Please see the
   Statements of Additional Information for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that a
   Fund or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting a Fund, or that a Fund or Schroders will be successful in limiting or eliminating such activities.

   Although Schroder Enhanced Income Fund is not a money market fund, investors may invest in Schroder Enhanced Income Fund for short-term purposes and purchase and sell shares of this Fund more frequently than they might shares of another type of mutual fund. Investors in Schroder
   Enhanced Income Fund should anticipate that, as a result, this Fund will likely incur costs and expenses related to short-term trading in its shares
   (including possible dilution of the Fund's investment return). Schroders expects to manage the Fund's portfolio in light of anticipated frequent purchase and sale activity in order to limit any adverse effect on the
   Fund.

                                     - 38 -

--------------------------------------------------------------------------------
PAYMENT OF FEES

   Each Fund may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, each Fund's service providers, including
   Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the
   Fund or its shareholders.

                                     - 39 -

--------------------------------------------------------------------------------
TAXES

   TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt interest dividends, as described below) are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares.
   Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the
   Fund as capital gain dividends will be taxable as long-term capital gains.
   Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax exempt, will be taxable to shareholders. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income"
   will be taxed in the hands of individuals at rates applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level. None of the Funds expect a significant portion of Fund distributions to be derived from qualified dividend income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

   In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a
   "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the
   American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1,
   2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

   Fund distributions designated as "exempt-interest dividends" are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of your benefits. In addition, an investment in a Fund that pays exempt-interest dividends may result in liability for federal AMT, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal AMT purposes. The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Although under normal circumstances, each
   Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, the Funds may invest a portion of their assets in securities that generate income that is not exempt from federal income tax. Also, the Fund may invest as much as a 100% of its net assets in investments the income from which may result in liability for federal AMT both for individual and corporate shareholders.

                                     - 40 -

   Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

   TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

   FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a
   Fund's distributions.

   INVESTMENTS IN DEBT OBLIGATIONS. A Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
   summary of certain U.S. federal income tax consequences of investing in a
   Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in a Fund.

                                     - 41 -

--------------------------------------------------------------------------------
DISCLOSURES OF FUND PORTFOLIO INFORMATION

   Please see Schroder Municipal Bond Fund and Schroder Short-Term Municipal
   Bond Fund Statement of Additional Information for a description of these
   Funds' policies and procedures regarding the persons to whom Schroder
   Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund or Schroders
   may disclose these Funds' portfolio securities positions, and under which circumstances.

                                     - 42 -

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

   The financial highlights below are intended to help you understand the financial performance of Schroder Municipal Bond Fund and Schroder
   Short-Term Municipal Bond Fund since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Advisor Shares of each
   Fund, assuming reinvestment of all dividends and distributions. Schroder
   Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund commenced operations on December 31, 2004; therefore no financial highlights are provided.

   For all periods presented, the financial highlights have been audited by
   PricewaterhouseCoopers LLP, independent registered public accountant to the
   Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the
   Trust's combined Annual Report and are incorporated by reference into the
   Trust's Statement of Additional Information. Copies of the Annual Report
   may be obtained without charge by writing the Trust at P.O. Box 8507,
   Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive,
   Braintree, Massachusetts 02184 (overnight or express mail), or by calling
   (800) 464-3108.

                                     - 43 -

For the years or period ended October 31
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                          NET REALIZED AND                             DISTRIBUTIONS
                                                          UNREALIZED GAINS                                FROM NET
                                                            (LOSSES) ON                                REALIZED GAIN
                             NET ASSET                      INVESTMENTS                    DIVIDENDS   ON INVESTMENTS
                               VALUE,         NET           AND FOREIGN      TOTAL FROM    FROM NET      IN FOREIGN    DISTRIBUTIONS
                             BEGINNING     INVESTMENT        CURRENCY        INVESTMENT   INVESTMENT      CURRENCY      FROM RETURN
                             OF PERIOD   INCOME (LOSS)     TRANSACTIONS      OPERATIONS     INCOME      TRANSACTIONS    OF CAPITAL
                            ----------- --------------- ------------------  ------------ ------------ --------------- --------------

Municipal Bond Fund ........
Advisor Shares 2004* .......  $ 10.00       $ 0.21           $  0.11          $  0.32      $ (0.21)         $ --           $ --
Short-Term Municipal Bond
 Fund ......................
Advisor Shares 2004* .......  $ 10.00       $ 0.13          $  (0.03)         $  0.10      $ (0.13)         $ --           $ --

----------
*     Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(a)   Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

                                     - 44 -

                                              NET ASSET                 NET ASSETS,
                                 TOTAL       VALUE, END      TOTAL        END OF
                             DISTRIBUTIONS    OF PERIOD   RETURN (A)   PERIOD (000)
                            --------------- ------------ ------------ --------------

Municipal Bond Fund ........
Advisor Shares 2004* .......   $  (0.21)      $ 10.11         3.21%       $1,888
Short-Term Municipal Bond
 Fund ......................
Advisor Shares 2004* .......   $  (0.13)      $  9.97         1.05%       $1,320

                                                                                RATIO OF
                                    RATIO OF              RATIO OF           NET INVESTMENT
                                  EXPENSES TO           EXPENSES TO         INCOME (LOSS) TO
                               AVERAGE NET ASSETS    AVERAGE NET ASSETS    AVERAGE NET ASSETS
                              (INCLUDING WAIVERS,   (EXCLUDING WAIVERS,   (INCLUDING WAIVERS,   PORTFOLIO
                                 REIMBURSEMENTS        REIMBURSEMENTS        REIMBURSEMENTS     TURNOVER
                                  AND OFFSETS)          AND OFFSETS)          AND OFFSETS)        RATE
                             --------------------- --------------------- --------------------- ----------

Municipal Bond Fund ........
Advisor Shares 2004* .......          0.80%                 1.64%                 2.49%            46%
Short-Term Municipal Bond
 Fund ......................
Advisor Shares 2004* .......          0.80%                 1.44%                 1.68%            17%

                                     - 45 -

--------------------------------------------------------------------------------
USA PATRIOT ACT

   To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a
   Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                     - 46 -

                              INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                                875 Third Avenue
                           New York, New York 10022

                                 ADMINISTRATOR
                     SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                           Oaks, Pennsylvania 19456

                                   CUSTODIAN
                             J.P. Morgan Chase Bank
                                270 Park Avenue
                           New York, New York 10017

                                  DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                                875 Third Avenue
                           New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                       North Quincy, Massachusetts 02171

                                    COUNSEL
                                Ropes & Gray LLP
                            One International Place
                          Boston, Massachusetts 02110

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                              Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

                             SCHRODER SERIES TRUST

Schroder Enhanced Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund
Schroder U.S. Core Fixed Income Fund

Schroder Enhanced Income Fund and Schroder U.S Core Fixed Income Fund have a statement of additional information (a "SAI") and Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund have a SAI and annual and semi-annual reports to shareholders, which include additional information about the Funds. The SAIs and the financial statements, included in the Trust's most recent annual report to shareholders, are incorporated by reference into this
Prospectus, which means they are part of this Prospectus for legal purposes.
You may get free copies of these materials, request other information about the
Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at WWW.SEC.GOV.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to Schroder Series Trust's file number under the Investment Company Act, which is 811-7840.

SCHRODER SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-7840

                                                   Filed Pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
                                                 Registration File No: 333-65632

SCHRODERS

PROSPECTUS

March 1, 2005
SCHRODER ENHANCED INCOME FUND
SCHRODER U.S. CORE FIXED INCOME FUND
SCHRODER MUNICIPAL BOND FUND
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

INVESTOR SHARES

This Prospectus describes four mutual funds offered by Schroder Series Trust
(the "Trust").

   SCHRODER ENHANCED INCOME FUND seeks high current income, consistent with the preservation of capital and reasonable liquidity. As a secondary objective, the Fund seeks a high rate of total return. The Fund invests in
   U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other U.S. dollar-denominated investment grade income-producing obligations. The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years.

   SCHRODER U.S. CORE FIXED INCOME FUND seeks a high level of total return.
   The Fund invests in U.S. Government and agency securities, mortgage-backed and asset-backed securities, and other investment grade fixed income investments. The Fund intends to maintain a dollar-weighted average portfolio duration of three to six years.

   SCHRODER MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital.
   The Fund invests primarily in investment grade municipal bonds that pay interest which is exempt from federal income tax. The Fund intends to maintain a dollar-weighted average portfolio maturity of five to ten years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

   SCHRODER SHORT-TERM MUNICIPAL BOND FUND seeks a high level of income exempt from regular federal income tax, consistent with the preservation of capital. The Fund invests primarily in investment grade short-term municipal bonds that pay interest which is exempt from federal income tax.
   The Fund intends to maintain a dollar-weighted average portfolio maturity of not more than three years, although it may invest in securities of any maturity. The Fund may invest a portion of its assets in securities paying interest that is not exempt from federal income tax.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully. You can call the Schroder Mutual Funds at
(800) 464-3108 to find out more about the Funds and other funds in the Schroder family of funds. From outside the United States, please call collect to (617)
483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF
THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

[SCHRODERS LOGO OMITTED]

                                                               PAGE
                                                               ----

                                     - i -

--------------------------------------------------------------------------------
SUMMARY INFORMATION

   This summary provides a brief description of the Funds' investment objectives, principal investment strategies, and principal risks.

   The summary for each of Schroder Municipal Bond Fund and Schroder
   Short-Term Municipal Bond Fund includes a bar chart that shows the investment returns of the Fund's Investor Shares for each full calendar year since the Fund commenced operations. The table following each bar chart shows how a Fund's average annual return for the last year (the life of the Fund) compares to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by comparing the Fund's performance to a broad measure of market performance.

   Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund have recently commenced operations and do not yet have a full calendar year of performance. Accordingly, no performance information is included for the
   Funds. For performance information with respect to other investment accounts managed by Schroder Enhanced Income Fund and Schroder U.S. Core
   Fixed Income Fund's adviser, see the Funds' Statement of Additional
   Information.

                                     - 1 -

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND

   -- INVESTMENT OBJECTIVES. Principally, to seek high current income, consistent with the preservation of capital and reasonable liquidity;
   secondarily, to seek a high rate of total return.

   -- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a diversified portfolio of U.S. dollar-denominated income-producing obligations.

   The Fund will normally invest at least 80% of its net assets in income-producing obligations, which may include, for example:

   -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

   -- debt securities of domestic or foreign corporations;

   -- mortgage-backed and other asset-backed securities;

   -- obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises;

   -- obligations of international agencies or supranational entities;

   -- commercial paper and master demand notes;

   -- preferred securities; and

   -- short-term investments, such as repurchase agreements, money market securities, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

   The Fund's adviser currently expects that a substantial portion of the
   Fund's assets will be invested in mortgage-backed and other asset-backed securities.

   Foreign securities in which the Fund invests will be denominated in the U.S.
   dollar.

   The Fund's dollar weighted average portfolio duration will typically be from three to six months, although the adviser may extend the Fund's dollar weighted average portfolio duration to as long as 1.5 years, in response to economic, market, or other conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

   The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements applicable to money market funds.

   The Fund's investment adviser will trade the Fund's portfolio securities actively. The adviser may sell certain investments it believes are fully priced and purchase securities it believes may be undervalued, or it may trade securities to take advantage of what it believes to be temporary disparities in normal yield relationships between securities. The Fund's adviser uses quantitative analysis to understand the structures and risks of fixed income securities available for investment, and to identify market sectors offering favorable investment opportunities.

                                     - 2 -

   The Fund may enter into interest rate futures and options, interest rate swap agreements, and credit default swaps. (A derivative instrument will be considered to be an income-producing obligation if it is itself an income-producing obligation or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by an income-producing obligation.) The Fund may use these "derivatives" for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Fund's Statement of
   Additional Information.

   The Fund will normally maintain a dollar weighted average rating of the securities owned by the Fund of at least Aa2 (or the equivalent), considering unrated securities backed by the full faith and credit of the
   U.S. Government to be rated AAA, by following the guidelines listed below:

   -- The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade," which means either that a nationally recognized statistical rating organization (for example, Moody's Investor
      Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
      Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent)
      or better, or the adviser has determined the securities to be of comparable quality.

   -- The Fund will normally invest more than 50% of its total assets in securities which a nationally recognized statistical rating organization has rated Aaa or AAA (or the equivalent).

   -- The Fund will normally invest no more than 25% of its total assets in securities that are rated below Aa3 (or the equivalent) by a nationally recognized statistical rating organization.

   -- The Fund will normally invest no more than 10% of its total assets in securities that are rated below A3 (or the equivalent) by a nationally recognized statistical rating organization.

   -- The Fund expects not to invest in money market securities that have a short-term rating lower than A2 (or the equivalent) by a nationally recognized statistical rating organization.

   In the event that different nationally recognized statistical rating organizations have given different ratings to securities owned by the Fund, the higher rating will be used for purposes of determining whether the Fund has complied with these limitations. If a security is not rated by a nationally recognized statistical rating organization but the Fund's adviser believes that it is of comparable quality to a security that is so rated, that security will be considered to have been rated at that level.

                                     - 3 -

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

   -- FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries.

   -- DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

   -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
      Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

                                     - 4 -

--------------------------------------------------------------------------------
SCHRODER U.S. CORE FIXED INCOME FUND

   -- INVESTMENT OBJECTIVE. To seek a high level of total return.

   -- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80%
      of its net assets in fixed income obligations of issuers located in the
      United States, which may include, for example:

      -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      -- debt securities of domestic or foreign corporations;

      -- mortgage-backed and other asset-backed securities;

      -- taxable and tax-exempt municipal bonds;

      -- obligations of international agencies or supranational entities;

      -- debt securities convertible into equity securities;

      -- inflation-indexed bonds;

      -- structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

      -- delayed funding loans and revolving credit facilities; and

      -- short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers'
         acceptances.

   The Fund's adviser currently expects that a substantial portion of the
   Fund's assets will be invested in mortgage-backed and asset-backed securities.

   The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United
   States, or is domiciled or has its principal place of business located in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund may invest up to 20% of its net assets in obligations of issuers (including governmental issuers) that are not located in the United States.

   The Fund will normally invest only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities of "investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization (for example, Moody's
   Investor Service, Inc., Standard & Poor's Rating Service, or Fitch
   Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality.

   If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

   Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

                                     - 5 -

   The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these "derivatives" strategies for hedging purposes. The Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage)
   or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a so-called credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in this Prospectus and in the Statement of Additional
   Information.

   The Fund intends to maintain a dollar weighted average portfolio duration of three to six years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

   In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

   The Fund's adviser will trade the Fund's portfolio securities actively. In selecting individual securities for investment, the Fund's adviser typically:

   -- uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

   -- exploits inefficiencies in the valuation of risk and reward;

   -- looks to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

   -- considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

                                     - 6 -

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest prepayments on mortgage-backed and asset-backed investments in lower-yielding investments.

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

   -- FOREIGN INVESTMENT RISK.  Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. In addition, the values of investments in foreign securities may be affected by changes in the values of the currencies in which the securities are denominated.

   -- DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

   -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK. Frequent trading of the
      Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be approximately 400%.

   -- LEVERAGE RISK. Certain investments available to the Fund may involve leverage. Leverage tends to make the Fund more volatile, because it tends to exaggerate the effect of any increase or decrease in the values of the
      Fund's portfolio securities.

   -- LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times.

                                     - 7 -

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND

   -- INVESTMENT OBJECTIVE. To seek a high level of current income exempt from federal income tax, consistent with the preservation of capital.

   -- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

      -- pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

      -- are investment grade in quality; and

      -- have intermediate to long-term effective maturities (three years or longer) (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

   "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

   The Fund intends to maintain a dollar weighted average effective portfolio maturity of five to ten years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds and, as a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The
   Fund may purchase securities on a delayed delivery or when-issued basis.

   Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

   The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

   The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

   In selecting individual securities for investment, the Fund's adviser typically:

   -- assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

   -- uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

   -- compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

                                     - 8 -

   -- looks to exploit any inefficiencies between intrinsic value and market trading price; and

   -- subordinates sector weightings to individual securities that may be undervalued.

   The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund.

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- MUNICIPAL BOND RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds. The Fund may invest in taxable municipal securities.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer maturities and in the case of portfolios of securities with longer average maturities.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- CONCENTRATION RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of that issue more than if such Fund invested in a greater number of securities.

   -- MANAGEMENT RISK. Because the Fund is an actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 9 -

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND -- INVESTOR SHARES

                                [GRAPHIC OMITTED]

                                  Annual Return

                                      3.70%

                                      2004

   During the period shown above, the highest quarterly return was 3.12% for the quarter ended September 30, 2004, and the lowest was -1.70% for the quarter ended June 30,  2004.

   ------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS                       ONE YEAR
      (FOR THE PERIOD ENDED DECEMBER 31, 2004)      (LIFE OF THE FUND)
   ------------------------------------------------------------------------
      Schroder Municipal Bond Fund
   ------------------------------------------------------------------------
      Return Before Taxes                                 3.70%
   ------------------------------------------------------------------------
      Return After Taxes on Distributions (1)             3.64%
   ------------------------------------------------------------------------
      Return After Taxes on Distributions and
      Sale of Fund Shares (1)                             3.35%
   ------------------------------------------------------------------------
      Lehman Brothers Municipal Bond 5-Year
      Index (2) (Reflects No Deduction for Fees,          2.71%
      Expenses or Taxes)
   ------------------------------------------------------------------------

    (1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
    Fund shares at the end of the measurement period.

    (2) The Lehman Brothers Municipal Bond 5-Year Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

                                     - 10 -

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND

   -- INVESTMENT OBJECTIVE. To seek a high level of income exempt from federal income tax, consistent with the preservation of capital.

   -- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in municipal bonds that:

      -- pay interest that is exempt from federal income tax (but which may be subject to federal alternative minimum tax);

      -- are investment grade in quality; and

      -- have effective maturities of no more than three years (a bond's effective maturity is generally shorter than its stated maturity due to several factors, including, for example, prepayment patterns, call dates, and put features).

   "Municipal bonds" are debt obligations of any maturity issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts, and authorities), and their agencies, instrumentalities, or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax.

   The Fund intends to maintain a dollar weighted average effective portfolio maturity of not more than three years, although it may invest in securities of any maturity. Under normal circumstances, the Fund invests at least 80%
   of its net assets in municipal bonds and, as a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, but which may be subject to federal alternative minimum tax
   (AMT). The Fund may invest the remainder of its assets in taxable municipal bonds, securities issued by the U.S. Treasury, or in taxable money market obligations. The Fund may purchase securities on a delayed delivery or when issued basis.

   Debt securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

   The Fund's adviser allocates the Fund's assets among different issuers, states, market sectors (for example, general obligation securities of specific states or securities financing specific projects), and maturities based on its view of their relative values.

   The Fund may invest more than 25% of its assets in one or more sectors of the municipal bond market -- that is, in a group of issuers that finance similar projects -- including education, health care, housing, transportation, and utilities sectors or in obligations of issuers in any state. In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The Fund's adviser focuses on the securities and sectors it believes are undervalued relative to the market, rather than relying on interest rate forecasts.

   In selecting individual securities for investment, the Fund's adviser typically:

   -- assigns a relative value, based on creditworthiness, cash flow, liquidity, and price, to each bond;

   -- uses in-depth credit analysis to determine the issuer's ability to fulfill its obligations;

   -- compares each bond with a pre-refunded or escrowed to maturity municipal bond to develop a theoretical intrinsic value;

                                     - 11 -

   -- looks to exploit any inefficiencies between intrinsic value and market trading price; and

   -- subordinates sector weightings to individual securities that may be undervalued.

   The Fund's adviser may sell a security for the Fund if the security reaches the adviser's target price or if the adviser's credit outlook for the security has deteriorated. The Fund's adviser may also sell a security to facilitate the purchase of a security it believes is more attractive for the Fund.

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- MUNICIPAL BOND RISK. The municipal bond market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal bonds. The Fund may invest in taxable municipal securities.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- CONCENTRATION RISK. Investing in bonds issued by a state or by state agencies or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers. Geographic or sector concentration may cause the value of the Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. The Fund may also invest a substantial portion of its assets in a particular issue, and to that extent the Fund's investment performance and net asset value will be adversely affected by a decrease in the value of such issue more than if such Fund invested in a greater number of securities.

   -- MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                     - 12 -

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND -- INVESTOR SHARES

                               [GRAPHIC OMITTED]

                                 Annual Return

                                      1.79%

                                      2004

   During the period shown above, the highest quarterly return was 1.36% for the quarter ended September 30, 2004, and the lowest was -0.84% for the quarter ended June 30, 2004.

   ------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS                       ONE YEAR
      (FOR THE PERIOD ENDED DECEMBER 31, 2004)       (LIFE OF THE FUND)
   ------------------------------------------------------------------------
      Schroder Short-term Municipal Bond Fund
   ------------------------------------------------------------------------
      Return Before Taxes                                   1.79%
   ------------------------------------------------------------------------
      Return After Taxes on Distributions (1)               1.72%
   ------------------------------------------------------------------------
      Return After Taxes on Distributions and
      Sale of Fund Shares (1)                               1.79%
   ------------------------------------------------------------------------
      Lehman Brothers Municipal Bond 1-Year
      Index (2) (Reflects No Deduction for Fees,
      Expenses or Taxes)                                    1.04%
   ------------------------------------------------------------------------
    (1) After tax returns are estimated using the highest historical individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of
    Fund shares at the end of the measurement period.

    (2) The Lehman Brothers Municipal Bond 1-Year Index is an unmanaged rules-based, market-value-weighted index of debt obligations issued by municipalities with short term maturities.

   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION
   OF FUTURE PERFORMANCE. It is possible to lose money on an investment in a
   Fund.

                                     - 13 -

--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
INVESTOR SHARES OF THE FUNDS.

     SHAREHOLDER FEES (paid directly from your investment):

  ---------------------------------------------------------------
    Maximum Sales Load Imposed on Purchases                None
  ---------------------------------------------------------------
    Maximum Deferred Sales Load                            None
  ---------------------------------------------------------------
    Maximum Sales Load Imposed on Reinvested Dividends     None
  ---------------------------------------------------------------
    Redemption Fee                                         None
  ---------------------------------------------------------------
    Exchange Fee                                           None
  ---------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                           SCHRODER                        SCHRODER
                                          SCHRODER         U.S. CORE        SCHRODER      SHORT-TERM
                                          ENHANCED       FIXED INCOME      MUNICIPAL       MUNICIPAL
                                         INCOME FUND         FUND          BOND FUND       BOND FUND
-----------------------------------------------------------------------------------------------------

 Management Fees                            0.25%            0.25%            0.40%           0.40%
-----------------------------------------------------------------------------------------------------
 Distribution (12b-1) Fees                  None             None             None            None
-----------------------------------------------------------------------------------------------------
 Other Expenses(1)                          0.52%            0.57%            1.01%           0.90%
-----------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses       0.77%            0.82%            1.41%           1.30%
-----------------------------------------------------------------------------------------------------
 Less: Fee Waiver and/or Expense
 Limitation(2)                             (0.37)%          (0.42)%          (0.86)%         (0.75)%
-----------------------------------------------------------------------------------------------------
 Net Expenses(2)                            0.40%            0.40%            0.55%           0.55%
-----------------------------------------------------------------------------------------------------

    (1) "Other Expenses" for Schroder Enhanced Income Fund and Schroder U.S.
    Core Fixed Income Fund are based on estimated amounts for each Fund's current fiscal year.

    (2) The Net Expenses shown for each Fund reflect the effect of contractually imposed fee waivers and/or expense limitations on Total
    Annual Fund Operating Expenses. In order to limit the expenses of each
    Fund's Investor Shares, the Fund's adviser is contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until December 31, 2005 to the extent that the Total Annual Fund
    Operating Expenses of each of Schroder Enhanced Income Fund and Schroder
    U.S. Core Fixed Income Fund allocable to each of their Investor Shares exceeds the annual rate of 0.40% of the average daily net assets attributable to a Fund's Investor Shares. The Fund's adviser is also contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until February 28, 2006 to the extent that the Total Annual Fund Operating Expenses of each of Schroder Municipal
    Bond Fund and Schroder Short-Term Municipal Bond Fund allocable to each of their Investor Shares exceeds the annual rate of 0.55% of the average daily net assets attributable to a Fund's Investor Shares.

                                     - 14 -

EXAMPLE

   This Example is intended to help you compare the cost of investing in a
   Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                       ------------------------------------------------------
                           1 YEAR      3 YEARS     5 YEARS      10 YEARS
   --------------------------------------------------------------------------
    Schroder Enhanced
    Income Fund             $41         $209          N/a          N/a
   --------------------------------------------------------------------------
    Schroder U.S. Core
    Fixed Income Fund       $41         $220          N/a          N/a
   --------------------------------------------------------------------------
    Schroder Municipal
    Bond Fund               $56         $361        $689         $1,616
   --------------------------------------------------------------------------
    Schroder
    Short-term
    Municipal Bond Fund     $56         $338        $641         $1,502
   --------------------------------------------------------------------------

                                     - 15 -

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUNDS

   A Fund may not achieve its objective(s) in all circumstances. The following provides more detail about certain of the principal risks of investing in a
   Fund and the circumstances which could adversely affect the value of a
   Fund's shares or its investment return.

   - INTEREST RATE RISK (ALL FUNDS). The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates.
   Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

   - CREDIT RISK (ALL FUNDS). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

   The value of a municipal bond depends on the ability and willingness of its issuer to meet its obligations on the security. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The discontinuance of the taxation supporting a specific project or specific assets or the inability to collect revenues from the project or from the assets can negatively affect the municipal bonds backed by current or anticipated revenues from the project or assets. If the Internal Revenue Service or a state tax authority determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable for federal or state law purposes and the security's market value could decline significantly.

   Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund each invests in securities of "investment grade" at the time of purchase, which means either that a nationally recognized statistical rating organization
   (for example, Moody's Investor Service, Inc., Standard & Poor's, or Fitch
   Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Funds' investment adviser has determined the securities to be of comparable quality. Schroder Municipal Bond Fund and
   Schroder Short-Term Municipal Bond Fund each invests principally in securities of "investment grade." If a security has been rated by more than one nationally recognized statistical rating organization the Funds'
   adviser will consider the highest rating for the purposes of determining whether the security is "investment grade." A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. Each Fund considers whether a security is "investment grade" only at the time of purchase.

                                     - 16 -

   Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

   - INFLATION/DEFLATION RISK (ALL FUNDS). Inflation risk is the risk that a
   Fund's assets or income from a Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

   - MANAGEMENT RISK (ALL FUNDS). Because each Fund is actively managed, its investment return depends on the ability of its adviser to manage its portfolio successfully. The adviser and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

   - MUNICIPAL BOND RISK (SCHRODER MUNICIPAL BOND FUND AND SCHRODER SHORT-TERM
   MUNICIPAL BOND FUND). Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

      General obligations. These are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer's general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government's power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

      Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds for manufacturing facilities, certain transportation facilities, and publicly-owned utilities, and non-profit organizations such as private colleges, hospitals and museums, and other facilities. Investors can look only to the revenue generated by the project or the private company owning or operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are often subject to greater credit risk than general obligations debt because they do not rely on broad taxing powers.

                                     - 17 -

      Municipal bonds may be insured or guaranteed by public or private guarantors or insurers. The credit standing of such a bond would likely depend to a substantial extent on the ability and willingness of the guarantor or insurer to meet its obligations.

      The amount of public information available about the municipal bonds in a
      Fund's portfolio is generally less than that available for corporate equities or bonds, and the investment performance of a Fund holding such securities may therefore be more dependent on the analytical abilities of the Funds' adviser.

      Interest income from private activity bonds may be subject to federal AMT for individuals. Corporate shareholders will be required to include all tax-exempt interest dividends in determining their federal AMT. The Funds may each invest as much as 100% of their net assets in investments, the income from which may result in liability for federal AMT both for individual and corporate shareholders. For more information, including possible state, local and other taxes, contact your tax advisor.

      At times, a portion of a Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. Although the Fund's adviser generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In the event of a default by an issuer of such securities, the Fund may be required to incur expenses in enforcing its rights, and any income received by the Fund in respect of its investment might not be tax-exempt.

      Taxable Municipal Securities. The Funds may invest in taxable municipal securities. These would typically include securities issued by states, public authorities, or political subdivisions but which fail to meet the requirements of the federal tax code necessary so that interest payments made on the securities will be exempt from federal income tax. These may include, for example, securities issued to finance unfunded pension liabilities or issued to finance governmental facilities where the nature or management of the facility is such that the securities may not be issued on a tax-exempt basis. The Funds may also hold a portion of their assets in securities issued by the U.S. Treasury and they may hold taxable money market securities or cash equivalents for liquidity or pending investment in tax-exempt securities.

      Volatility of the Municipal Bond Market. The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers specifically or the municipal bond market generally. For example, political or fiscal events affecting the issuers of municipal bonds, as well as uncertainties in the municipal bond market generally related to taxation, legislative changes, or the enforceability of rights of municipal bond holders, can significantly affect the values of municipal bonds. Because many municipal bonds are issued to finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal bond market.

   - CONCENTRATION RISK (SCHRODER MUNICIPAL BOND FUND AND SCHRODER SHORT-TERM
   MUNICIPAL BOND FUND). A Fund may invest without limitation in the debt of issuers,

                                     - 18 -

   including conduit issuers, located in the same state. Investing in bonds issued by a state, state agencies, or political subdivisions in the same state may make a Fund more vulnerable to that state's economy and to issues affecting its municipal bond issuers, such as possible restrictions on additional borrowings by issuers in that state or economic or legal limitations on an issuer's ability to meet payment obligations. A Fund may also invest more than 25% of its assets in a sector of the municipal bond market, including education, health care, housing, transportation or utilities sectors. Geographic or sector concentration may cause the value of a Fund's shares to change more than the values of shares of funds that invest in a greater variety of investments.

   Municipal bonds backed by revenues from facilities in a particular sector are subject to the risks of investment in that sector generally. For example, investments in many of the sectors in which a Fund may invest are subject to the risks of changes in government regulation, fluctuations in revenues, including federal or state assistance, competition, changes in labor relations and costs, and difficulties in raising additional capital under a variety of circumstances. Revenue bonds issued in the education sector can be significantly affected also by levels of endowment, charitable giving, costs of attendance, increases or decreases in governmental assistance or other revenues, and, in the case of public schools, limits on the ability of governmental entities to increase taxes or generate other revenues, including fees, to pay for educational expenses. Investments in a health care sector are subject to changes in patient income, the availability of public or private insurance reimbursement for procedures and drug costs, the timing of such payments, the quality of management and the availability of qualified professional staff, and demographics. The housing sector can be significantly affected by changes in interest rates for single-family home buyers, governmental regulations imposed on developers of low and moderate cost multi-family units, as well as costs of land, construction and maintenance costs, neighborhood opposition to mixed-income developments, and the level of government incentives, including subsidies and tax credits. Investments in a transportation sector can be affected significantly by the cost of developing, maintaining, updating and replacing infrastructure and other hard assets, levels of federal and state assistance, quality of service, and the ability to raise fees without losing ridership. Investments in a utilities sector can be significantly affected by the ability to locate a reliable and reasonable source of the resource to be provided, infrastructure development and maintenance, the ability to pass on costs of services and resources to customers, mandatory or voluntary natural resource conservation efforts, alternatives by customers to the use of public utilities, and the effects of deregulation by many states. The foregoing factors are illustrative in nature. This discussion of the risk of concentration in sectors is not, and is not intended to be, comprehensive or exhaustive.

   A Fund may at times invest a substantial portion of its assets in securities of a particular issue, and to that extent, the Fund's investment performance and net asset value will be adversely affected by decreases in the value of such issue more than if such Fund invested in a larger range of securities.

   - MORTGAGE AND ASSET-BACKED SECURITIES RISK (SCHRODER ENHANCED INCOME FUND
   AND SCHRODER U.S. CORE FIXED INCOME FUND). Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during

                                     - 19 -

   periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

   - FOREIGN INVESTMENT RISK (SCHRODER ENHANCED INCOME FUND AND SCHRODER U.S.
   CORE FIXED INCOME FUND). Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities in which Schroder
   U.S. Core Fixed Income Fund invests may be denominated and traded in foreign currencies, the value of that Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies, although the Funds'
   adviser will typically (though not necessarily) attempt to limit any foreign currency exposure by entering into foreign currency exchange contracts or other hedging transactions. (Schroder Enhanced Income Fund will only invest in securities denominated in U.S. dollars.) In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Funds'
   assets held abroad) and expenses not present in the settlement of domestic investments.

   In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
   United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Funds may have limited recourse available to them. The laws of some foreign countries may limit the Funds'
   ability to invest in securities of certain issuers located in those countries.

                                     - 20 -

   Special tax considerations apply to the Funds' investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Funds' adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United
   States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

   - U.S. GOVERNMENT SECURITIES RISK (SCHRODER ENHANCED INCOME FUND AND
   SCHRODER U.S. CORE FIXED INCOME FUND). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National
   Mortgage Association) are supported by the full faith and credit of the
   United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks)
   are supported by the right of the issuer to borrow from the U.S.
   Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae, Freddie
   Mac and the Student Loan Marketing Association) are supported only by the credit of the issuer itself.

   - DERIVATIVES RISK (SCHRODER ENHANCED INCOME FUND AND SCHRODER U.S. CORE
   FIXED INCOME FUND). Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. Each Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A
   Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' investment adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a
   Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction.

   - FREQUENT TRADING / PORTFOLIO TURNOVER RISK (SCHRODER ENHANCED INCOME FUND
   AND SCHRODER U.S. CORE FIXED INCOME FUND). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Funds may lead to frequent changes in a Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Funds' investment adviser believes to be temporary disparities in normal yield relationships

                                     - 21 -

   between securities. A change in the securities held by a Fund is known as
   "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a
   Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. Consult your tax advisor regarding the impact of a
   Fund's portfolio turnover rate on your investments.

   - LEVERAGE RISK (SCHRODER U.S. CORE FIXED INCOME FUND). Certain
   transactions by Schroder U.S. Core Fixed Income Fund may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transactions. The use of derivatives may also create leveraging risk. Leverage, including borrowing money, may cause Schroder
   U.S. Core Fixed Income Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of Schroder U.S. Core Fixed Income
   Fund's portfolio securities.

   - LIQUIDITY RISK (SCHRODER U.S. CORE FIXED INCOME FUND). Liquidity risk exists when particular investments are difficult to purchase or sell.
   Schroder U.S. Core Fixed Income Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

   In addition to the principal investment strategies described in the Summary
   Information section above, each Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds'
   investment adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser.

   - WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis.
   These transactions involve a commitment by a Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

   - TEMPORARY DEFENSIVE STRATEGIES. At times, the Funds' investment adviser may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the adviser may, but is not required to, temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the adviser would invest in high quality fixed income securities (including taxable obligations), cash, or money market instruments the adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective(s).

                                     - 22 -

   - PRICING. At times market conditions might make it hard to value some investments. If a Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into a Fund. If a
   Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

   - OTHER INVESTMENTS. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statements of Additional
   Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by a Fund. Although Schroder Municipal Bond
   Fund and Schroder Short-Term Municipal Bond Fund expect to invest primarily in municipal bonds, either Fund may invest the remainder of its assets in other types of debt securities or money market instruments, the income from which may be fully taxable.

   - PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Funds' adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced.
   The Funds' adviser currently expects that the portfolio turnover rate for the current fiscal year will not exceed 100% for each of Schroder Enhanced
   Income Fund and Schroder U.S. Core Fixed Income Fund and will not exceed
   400% for each of Schroder Municipal Bond Fund and Schroder Short-Term
   Municipal Bond Fund. Consult your tax advisor regarding the tax effect of a
   Fund's portfolio turnover rate on your investment.

   - CHANGES IN INVESTMENT OBJECTIVES AND POLICIES. The investment policy of
   Schroder U.S. Core Fixed Income Fund requiring it to invest at least 80% of its net assets in fixed income obligations of issuers located in the United
   States may be changed by the Trustees without shareholder approval after providing shareholders of the Fund 60 days' prior written notice.
   Similarly, the investment policy of Schroder Enhanced Income Fund requiring it to invest at least 80% of its net assets in income-producing obligations may be changed by the Trustees without shareholder approval after providing shareholders of the Fund 60 days' prior written notice. The investment policy of each of Schroder Municipal Bond Fund and Schroder Short-Term
   Municipal Bond Fund requiring each of them to invest, under normal circumstances, at least 80% of their net assets in investments the income from which is exempt from federal income tax (but which may be subject to federal AMT) may be changed only with the approval of a "majority of the outstanding voting securities" of the relevant Fund (which means the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented in person or by

                                     - 23 -

   proxy). The investment policy of Schroder Municipal Bond Fund and Schroder
   Short-Term Municipal Bond Fund requiring each of them to invest at least
   80% of their net assets in municipal bonds may be changed by the Board of
   Trustees without shareholder approval after providing shareholders of the relevant Fund 60 days written notice. The Trustees may change the investment objectives and other policies of each Fund without a vote of the shareholders.

   - PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment. A
   Fund will not consider an investment to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in any of the discussions of a Fund's investment policies to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

                                     - 24 -

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS

   A Board of Trustees governs the Trust. The Board of Trustees has retained
   Schroder Investment Management North America Inc. ("Schroders") to manage the investments of each Fund. Subject to the control of the Trustees,
   Schroders also manages the Funds' other affairs and business.

   Schroders (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroders'
   ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2004, had in the aggregate assets under management of approximately $181 billion.

   INVESTMENT ADVISORY FEES. Each of Schroder Enhanced Income Fund and
   Schroder U.S. Core Fixed Income Fund pays an investment advisory fee to
   Schroders at the annual rate of 0.25% of the Fund's average daily net assets. Each of Schroder Municipal Bond Fund and Schroder Short-Term
   Municipal Bond Fund pays an investment advisory fee to Schroders at the annual rate of 0.40% of the Fund's average daily net assets.

   EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of each
   Fund's Investor Shares, the Fund's adviser is contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until December 31, 2005 to the extent that the Total Annual Fund
   Operating Expenses of each of Schroder Enhanced Income Fund and Schroder
   U.S. Core Fixed Income Fund allocable to each of their Investor Shares exceeds the annual rate of 0.40% of the average daily net assets attributable to a Fund's Investor Shares. The Fund's adviser is also contractually obligated to reduce its compensation and, if necessary, to pay certain other Fund expenses until February 28, 2006 to the extent that the Total Annual Fund Operating Expenses of each of Schroder Municipal Bond
   Fund and Schroder Short-Term Municipal Bond Fund allocable to each of their
   Investor Shares exceed the annual rate of 0.55% of the average daily net assets attributable to a Fund's Investor Shares. Only the Board of Trustees
   of the Trust may terminate these contractual obligations prior to December
   31, 2005 or February 28, 2006, as applicable.

   PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders have primary responsibility for making investment decisions for Schroder
   Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund since the years shown below. As of September 30, 2004, the portfolio management team for Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund
   was responsible for managing approximately $2.3 billion in assets utilizing an investment strategy similar to the strategy used in managing Schroder
   Enhanced Income Fund, and approximately $663 million in assets utilizing an investment strategy similar to that used in managing Schroder U.S. Core
   Fixed Income Fund. The portfolio managers' recent professional experience is also shown.

                                     - 25 -

PORTFOLIO MANAGER    SINCE                         RECENT PROFESSIONAL EXPERIENCE

  Steven Lear        Schroder Enhanced Income      Lead portfolio manager for each of
                     Fund -- Inception (December   the Funds. Mr. Lear is a Director
                     2004)                         and Executive Vice President of
                                                   Schroders and has been an
                     Schroder U.S. Core Fixed      employee of Schroders since June
                     Income Fund -- Inception      1998.
                     (December 2004)

  David Harris       Schroder Enhanced Income      Portfolio manager for each of the
                     Fund -- Inception (December   Funds. Mr. Harris is a Senior Vice
                     2004)                         President of Schroders and has
                                                   been an employee of Schroders
                     Schroder U.S. Core Fixed      since November 1992.
                     Income Fund -- Inception
                     (December 2004)

  Wesley A. Sparks   Schroder Enhanced Income      Portfolio manager for each of the
                     Fund -- Inception (December   Funds. Mr. Sparks has been at
                     2004)                         Schroders since December 2000
                                                   and is currently First Vice President
                     Schroder U.S. Core Fixed      of Schroders. Prior to joining
                     Income Fund -- Inception      Schroders Mr. Sparks was a
                     (December 2004)               portfolio manager at Aeltus
                                                   Investment Management since
                                                   June 1999.

  Gregg Moore        Schroder Enhanced Income      Portfolio manager for each of the
                     Fund -- Inception (December   Funds. Mr. Moore has been at
                     2004)                         Schroders since June 2001 and is
                                                   currently Vice President of
                     Schroder U.S. Core Fixed      Schroders. Prior to joining
                     Income Fund -- Inception      Schroders Mr. Moore was a
                     (December 2004)               quantitative analyst at Aeltus
                                                   Investment Management since
                                                   December 1999.

  Matt Murphy        Schroder Enhanced Income      Portfolio manager for each of the
                     Fund -- Inception (December   Funds. Mr. Murphy has been at
                     2004)                         Schroders since July 2004 and is
                                                   currently a Vice President of
                     Schroder U.S. Core Fixed      Schroders. Prior to joining
                     Income Fund -- Inception      Schroders Mr. Murphy was a
                     (December 2004)               Managing Director at MONY
                                                   Capital Management from February
                                                   2002 to July 2004 and was
                                                   previously a Director at
                                                   FitchRatings since August 1996.

   The following portfolio managers at Schroders have primary responsibility for making investment decisions for Schroder Municipal Bond Fund and
   Schroder Short-Term Municipal Bond Fund since the years shown below.

PORTFOLIO MANAGER    SINCE                         RECENT PROFESSIONAL EXPERIENCE

  David Baldt, CFA   Schroder Municipal Bond       Lead portfolio manager for each of
                     Fund -- Inception (December   Schroder Municipal Bond Fund and
                     2003)                         Schroder Short-Term Municipal
                                                   Bond Fund. Employed as an
                     Schroder Short-Term           investment Fund professional at
                     Municipal Bond Fund --        Schroders since fall 2003. Mr. Baldt
                     Inception (December 2003)     is an Executive Vice President of
                                                   Schroders. Previously, he was a
                                                   Managing Director of Deutsche
                                                   Asset Management (formerly
                                                   Morgan Grenfell) since 1989.

                                     - 26 -

PORTFOLIO MANAGER   SINCE                         RECENT PROFESSIONAL EXPERIENCE

  Daniel Scholl     Schroder Municipal Bond       Employed as an investment Fund
                    Fund -- Inception (December   professional at Schroders since fall
                    2003)                         2003. Mr. Scholl is a Senior Vice
                                                  President of Schroders. Previously,
                    Schroder Short-Term           he was a Director and Portfolio
                    Municipal Bond Fund --        Manager of Deutsche Asset
                    Inception (December 2003)     Management (formerly Morgan
                                                  Grenfell) since 1998.

  Susan Beck        Schroder Municipal Bond       Employed as an investment Fund
                    Fund -- Inception (December   professional at Schroders since fall
                    2003)                         2003. Ms. Beck is a First Vice
                                                  President of Schroders. Previously,
                    Schroder Short-Term           she was a Vice President and
                    Municipal Bond Fund --        Portfolio Manager of Deutsche
                    Inception (December 2003)     Asset Management (formerly
                                                  Morgan Grenfell) since 1989.

  Ted Manges        Schroder Municipal Bond       Employed as an investment Fund
                    Fund -- Inception (December   professional at Schroders since fall
                    2003)                         2003. Mr. Manges is a First Vice
                                                  President of Schroders. Previously
                    Schroder Short-Term           he was a Vice President of
                    Municipal Bond Fund --        Deutsche Asset Management
                    Inception (December 2003)     (1999-2003), and Manager of
                                                  Trading and Sales, Commerce
                                                  Capital Markets (1995-1999).

                                     - 27 -

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HOW THE FUNDS' SHARES ARE PRICED

   Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Each Fund values its Investor Shares as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time)
   each day the Exchange is open. The Trust expects that days, other than weekend days, when the Exchange will not be open are New Year's Day, Martin
   Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
   Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund
   values its portfolio securities for which market quotations are readily available at market value. Investments and assets for which market values are not readily available are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, generally by reference to other securities or indexes. For example, most of the Funds'
   investments are currently valued using one or more pricing services that recommend fair values based generally on prices of comparable securities
   (or, when such prices are not available, based on other factors that may be indicative of the securities' values). Short-term investments that will mature within 60 days are valued by Schroders using amortized cost, a form of fair valuation, pursuant to procedures adopted by the Board of Trustees.
   The net asset value of each Fund's Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of Investor Shares and Advisor Shares.

                                     - 28 -

--------------------------------------------------------------------------------
HOW TO BUY SHARES

   The Trust, through its distributor, Schroder Fund Advisors Inc., sells
   Investor Shares of each Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.

   You may purchase Investor Shares of a Fund by completing the Account
   Application that accompanies this Prospectus, and sending payment by check or wire as described below. Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

   Each Fund sells its Investor Shares at their net asset value next determined after the applicable Fund or its transfer agent, Boston
   Financial Data Services, Inc. ("BFDS"), receives your request in good order
   (meaning that the request meets the requirements set out below and in the
   Account Application, and otherwise meets the requirements implemented from time to time by the Funds' transfer agent or the Fund). In order for you to receive a Fund's next determined net asset value, the Fund or BFDS must receive your order before the close of trading on the New York Stock
   Exchange (normally 4:00 p.m., Eastern Time). The Trust reserves the right to reject any order to purchase Investor Shares of a Fund.

   The minimum investments for initial and additional purchases of Investor
   Shares of each Fund are as follows:

                           INITIAL INVESTMENT    ADDITIONAL INVESTMENTS
       Regular Accounts          $100,000               $10,000

   The Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of
   Schroders, any of its affiliates or a financial intermediary authorized to sell shares of the Funds, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of
   Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

   The Funds do not issue share certificates.

   The Trust may suspend the offering of Investor Shares of a Fund for any period of time. The Trust may change any investment minimum from time to time.

   Purchases by check. You may purchase Investor Shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund in which you wish to invest. If you wish to purchase Investor Shares of two or more Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks. You should direct your check and your completed Account Application as follows:

                                     - 29 -

   REGULAR MAIL              OVERNIGHT OR EXPRESS MAIL

   Schroder Mutual Funds     Boston Financial Data Services, Inc.
   P.O. Box 8507             Attn: Schroder Mutual Funds
   Boston, MA 02266          66 Brooks Drive
                             Braintree, MA 02184

   For initial purchases, a completed Account Application must accompany your check.

   Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the
   Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the New York Stock
   Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

   Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United
   States, please call collect to (617) 483-5000 and ask to speak with a
   Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

      STATE STREET BANK AND TRUST COMPANY
      225 Franklin Street
      Boston, Massachusetts 02110
      ABA No.: 011000028
      Attn: Schroder Mutual Funds
      DDA No.: 9904-650-0
      FBO: Account Registration
      A/C: Mutual Fund Account Number
      Name of Fund

   BFDS will not process your purchase until it receives the wired funds.

   Automatic purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the
   Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.

   Brokers and other financial institutions. You may also buy, redeem, and exchange Investor Shares of a Fund through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund
   Advisors Inc. The purchase, redemption and exchange policies and fees charged such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying, exchanging, or redeeming Investor
   Shares. Please consult a representative of your financial institution for further information.

   Certain brokers or other financial institutions may accept purchase and redemption orders for Investor Shares on behalf of a Fund. Such brokers or financial institutions may

                                     - 30 -

   designate other intermediaries to accept purchase and redemption orders on behalf of a Fund. For purposes of pricing, a Fund may be deemed to have received a purchase or redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the
   Trust's distributor, provide that these orders would be priced at the
   Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee.

   Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Funds charge.

   Purchases in-kind. Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by
   Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of a Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor Shares of a
   Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) Each Fund values securities accepted by Schroders in the same manner as are the Fund's portfolio securities as of the time of the next determination of the Fund's net asset value.
   Although each Fund seeks to determine the fair value of securities contributed to the Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the
   Fund and must be delivered to the Fund upon receipt by the investor.
   Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at
   (800) 464-3108, their Schroders client representative, or other financial intermediary.

   Certain payments by Schroders or its affiliates. Schroder Fund Advisors
   Inc., Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

   If correspondence to the shareholder's address of record is returned, then, unless the Transfer Agent determines the shareholder's new address, the
   Transfer Agent will reinvest dividends and other distributions returned to it in the applicable Fund(s), and the checks will be canceled.

                                     - 31 -

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HOW TO SELL SHARES

   When You May Redeem. You may sell your Investor Shares back to a Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling
   BFDS at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order by
   Schroder Mutual Funds or BFDS. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee any signature in the form of the Stamp 2000
   Medallion Guarantee. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account
   Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Funds for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. The
   Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

   The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

   Involuntary Redemptions. If, because of your redemptions, your account balance for a Fund falls below a minimum amount set by the Trustees
   (presently $2,000), the Trust may choose to redeem your Investor Shares in that Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your Investor Shares, and you may purchase additional Investor Shares at any time to avoid a redemption. The Trust may also redeem Investor Shares if you own shares of a Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

   Suspension. The Trust may suspend the right of redemption for the Fund during any period when: (1) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the Exchange is closed; (2) the
   SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

   Redemptions in kind. The Trust has agreed to redeem Investor Shares of each
   Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to Investor Shares during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders of a Fund, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. The Trust does not expect to redeem
   Investor Shares in kind under normal circumstances. If the Trust redeems your Investor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those

                                     - 32 -

   securities may change between the time when you receive the securities and the time when you are able to dispose of them.

   General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your
   Schroders client representative or your financial intermediary. The Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

                                     - 33 -

--------------------------------------------------------------------------------
EXCHANGES

   You can exchange your Investor Shares of a Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. The Trust would treat the exchange as a sale of your
   Investor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange Investor Shares, please call (800) 464-3108. (From outside the
   United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account
   Application. The Trust and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

                                     - 34 -

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DIVIDENDS AND DISTRIBUTIONS

   Each Fund declares dividends from net investment income daily and distributes these dividends monthly. Each Fund distributes net realized capital gain at least annually. Each Fund makes distributions from net capital gain after applying any available capital loss carryovers.

   Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

   YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

   -  Reinvest all distributions in additional Investor Shares of your Fund;

   -  Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of your Fund;

   -  Receive distributions from net investment income in additional Investor
      Shares of your Fund while receiving capital gain distributions in cash;
      or

   -  Receive all distributions in cash.

   You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, a Fund will reinvest all distributions in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional
   Fund shares promptly following the period in which the reinvestment occurs.

                                     - 35 -

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

   Excessive trading can hurt Fund performance, operations, and shareholders.
   The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds discourage, and will not seek to accommodate, frequent purchases and redemption of the Funds' shares to the extent Schroders believes that such trading is harmful to the Funds'
   shareholders, although the Funds will not necessarily prevent all frequent trading in their shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to a Fund). The Trust or Schroders may also limit the amount or number of exchanges or reject any exchange if the Trust or Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to the Fund or its shareholders, although the Trust and Schroders have not established any maximum amount or number of such exchanges that may occur in any period.
   The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including potentially closing the omnibus account. Please see the
   Statements of Additional Information for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that a
   Fund or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting a Fund, or that a Fund or Schroders will be successful in limiting or eliminating such activities.

   Although Schroder Enhanced Income Fund is not a money market fund, investors may invest in Schroder Enhanced Income Fund for short-term purposes and purchase and sell shares of this Fund more frequently than they might shares of another type of mutual fund. Investors in Schroder
   Enhanced Income Fund should anticipate that, as a result, this Fund will likely incur costs and expenses related to short-term trading in its shares
   (including possible dilution of the Fund's investment return). Schroders expects to manage the Fund's portfolio in light of anticipated frequent purchase and sale activity in order to limit any adverse effect on the
   Fund.

                                     - 36 -

--------------------------------------------------------------------------------
PAYMENT OF FEES

   Each Fund may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, each Fund's service providers, including
   Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the
   Fund or its shareholders.

                                     - 37 -

--------------------------------------------------------------------------------
TAXES

   TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt interest dividends, as described below) are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares.
   Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the
   Fund as capital gain dividends will be taxable as long-term capital gains.
   Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax exempt, will be taxable to shareholders. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income"
   will be taxed in the hands of individuals at rates applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund level. None of the Funds expect a significant portion of Fund distributions to be derived from qualified dividend income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

   In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a
   "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the
   American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1,
   2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

   Fund distributions designated as "exempt-interest dividends" are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of your benefits. In addition, an investment in a Fund that pays exempt-interest dividends may result in liability for federal AMT, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal AMT purposes. The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Although under normal circumstances, each
   Fund invests at least 80% of its net assets in investments the income from which is exempt from federal income tax, the Funds may invest a portion of their assets in securities that generate income that is not exempt from federal income tax. Also, the Fund may invest as much as a 100% of its net assets in investments the income from which may result in liability for federal AMT both for individual and corporate shareholders.

                                     - 38 -

   Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

   TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

   FOREIGN TAXES. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a
   Fund's distributions.

   INVESTMENTS IN DEBT OBLIGATIONS. A Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
   summary of certain U.S. federal income tax consequences of investing in a
   Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in a Fund.

                                     - 39 -

--------------------------------------------------------------------------------
DISCLOSURES OF FUND PORTFOLIO INFORMATION

   Please see Schroder Municipal Bond Fund and Schroder Short-Term Municipal
   Bond Fund Statement of Additional Information for a description of these
   Funds' policies and procedures regarding the persons to whom Schroder
   Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund or Schroders
   may disclose these Funds' portfolio securities positions, and under which circumstances.

                                     - 40 -

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

   The financial highlights below are intended to help you understand the financial performance of Schroder Municipal Bond Fund and Schroder
   Short-Term Municipal Bond Fund since their inception. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of each
   Fund, assuming reinvestment of all dividends and distributions. Schroder
   Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund commenced operations on December 31, 2004; therefore no financial highlights are provided.

   For all periods presented, the financial highlights have been audited by
   PricewaterhouseCoopers LLP, independent registered public accountant to the
   Funds. The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the
   Trust's combined Annual Report and are incorporated by reference into the
   Trust's Statement of Additional Information. Copies of the Annual Report
   may be obtained without charge by writing the Trust at P.O. Box 8507,
   Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive,
   Braintree, Massachusetts 02184 (overnight or express mail), or by calling
   (800) 464-3108.

                                     - 41 -

   For the years or period ended October 31

   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
   Period

                                                       NET
                                                    REALIZED
                                                       AND                               DISTRIBUTIONS
                                                   UNREALIZED                              FROM NET
                                                      GAINS                                REALIZED
                                                   (LOSSES) ON                              GAIN ON
                           NET ASSET       NET     INVESTMENTS               DIVIDENDS    INVESTMENTS
                             VALUE,    INVESTMENT  AND FOREIGN  TOTAL FROM   FROM NET     IN FOREIGN   DISTRIBUTIONS
                           BEGINNING     INCOME     CURRENCY    INVESTMENT  INVESTMENT     CURRENCY     FROM RETURN       TOTAL
                           OF PERIOD     (LOSS)   TRANSACTIONS  OPERATIONS    INCOME     TRANSACTIONS   OF CAPITAL    DISTRIBUTIONS
                           ---------   ---------- ------------  ----------  ----------   ------------  -------------  -------------

Municipal Bond Fund
 Investor Shares 2004*       $10.00      $0.24       $ 0.11        $0.35       $(0.23)       $--           $--           $(0.23)

Short-Term Municipal Bond
 Fund Investor Shares
 2004*                       $10.00      $0.15       $(0.03)       $0.12       $(0.15)       $--           $--           $(0.15)

*    Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

(a)  Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. Total return calculations for a period of less than one year are not annualized.

                                     - 42 -

                                                                                                             RATIO OF
                                                                         RATIO OF          RATIO OF       NET INVESTMENT
                                                                        EXPENSES TO       EXPENSES TO      INCOME (LOSS)
                                                                          AVERAGE           AVERAGE         TO AVERAGE
                                                                        NET ASSETS        NET ASSETS        NET ASSETS
                            NET ASSET                                   (INCLUDING        (EXCLUDING        (INCLUDING
                              VALUE,                   NET ASSETS,       WAIVERS,          WAIVERS,          WAIVERS,      PORTFOLIO
                              END OF       TOTAL         END OF       REIMBURSEMENTS    REIMBURSEMENTS    REIMBURSEMENTS   TURNOVER
                              PERIOD    RETURN (A)    PERIOD (000)     AND OFFSETS)      AND OFFSETS)      AND OFFSETS)      RATE
                           ----------- ------------  --------------  ----------------  ----------------  ---------------- ----------

Municipal Bond Fund          $10.12        3.53%        $45,781            0.55%             1.41%              2.82%         46%
 Investor Shares 2004*

Short-Term Municipal Bond
 Fund Investor Shares
 2004*                        $9.97        1.26%        $74,031            0.55%             1.30%              1.95%         17%

                                     - 43 -

--------------------------------------------------------------------------------
USA PATRIOT ACT

   To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a
   Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                     - 44 -

                              INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                               875 Third Avenue
                           New York, New York 10022

                                 ADMINISTRATOR
                     SEI Investments Global Funds Services
                            1 Freedom Valley Drive
                           Oaks, Pennsylvania 19456

                                   CUSTODIAN
                            J.P. Morgan Chase Bank
                                270 Park Avenue
                           New York, New York 10017

                                  DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                               875 Third Avenue
                           New York, New York 10022

                    TRANSFER AND DIVIDEND DISBURSING AGENT
                     Boston Financial Data Services, Inc.
                              Two Heritage Drive
                       North Quincy, Massachusetts 02171

                                    COUNSEL
                               Ropes & Gray LLP
                            One International Place
                          Boston, Massachusetts 02110

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                          PricewaterhouseCoopers LLP
                              Two Commerce Square
                                  Suite 1700
                              2001 Market Street
                        Philadelphia, Pennsylvania 19103

                             SCHRODER SERIES TRUST

Schroder Enhanced Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund
Schroder U.S. Core Fixed Income Fund

Schroder Enhanced Income Fund and Schroder U.S Core Fixed Income Fund have a statement of additional information (a "SAI") and Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund have a SAI and annual and semi-annual reports to shareholders, which include additional information about the Funds. The SAIs and the financial statements, included in the Trust's most recent annual report to shareholders, are incorporated by reference into this
Prospectus, which means they are part of this Prospectus for legal purposes.
You may get free copies of these materials, request other information about the
Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

You may review and copy information about each Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at WWW.SEC.GOV.
You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C.
20549-0102. You may need to refer to Schroder Series Trust's file number under the Investment Company Act, which is 811-7840.

SCHRODER SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-7840

                                                   Filed Pursuant to Rule 497(c)
                                    under the Securities Act of 1933, as amended
                                                 Registration File No: 333-65632

                              SCHRODER SERIES TRUST

                          Schroder Municipal Bond Fund
                     Schroder Short-Term Municipal Bond Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 200

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for
Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (each, a "Fund," and collectively, the "Funds"), as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares and Advisor Shares.
Investor Shares and Advisor Shares of the Funds offered through separate
Prospectuses, each dated March 1, 2005 (each, a "Prospectus," and together, the
"Prospectuses"). This SAI contains information which may be useful to investors but which is not included in the Prospectuses, as amended or supplemented from time to time. Investors may obtain free copies of the Prospectuses by calling the Funds at (800) 464-3108. From outside the United States, please call collect to (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.
Each Fund is a series of Schroder Series Trust.

Certain disclosure has been incorporated by reference into this SAI from the
Fund's most recent annual report. For a free copy of the annual report, please call 800-464-3108.

APPENDIX C            SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY RELATING TO IDENTIFYING AND
                      ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS.........C-1

                          SCHRODER MUNICIPAL BOND FUND
                     SCHRODER SHORT-TERM MUNICIPAL BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's
Agreement and Declaration of Trust (as amended, the "Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder Municipal Bond Fund and Schroder
Short-Term Municipal Bond Fund (each, a "Fund," and collectively, the "Funds")
are series of the Trust. The Trust currently also comprises two other series,
Schroder Enhanced Income Fund and Schroder U.S. Core Fixed Income Fund, which are offered through separate prospectuses and statements of additional information. Schroder Investment Management North America Inc. ("Schroders")
serves as investment adviser to the Funds.

FUND CLASSIFICATION

Each Fund is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company
Act"). This means that with respect to 75% of a Fund's total assets, that Fund may not invest in securities of any issuer if (i) immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) or (ii) the Fund would hold more than 10% of the outstanding voting securities of such issuer. No Fund is subject to this limitation with respect to the remaining 25% of its total assets.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of each of the Funds described in this SAI are currently divided into two classes, Investor Shares and Advisor Shares. Each class of shares is offered through a separate Prospectus. Unlike Investor
Shares, Advisor Shares are currently subject to distribution fees, so that the performance of a Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. A Fund may suspend the sale of shares at any time.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a
Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to

the class of shares. Because Investor and Advisor Shares are subject to different expenses, a Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Funds'
principal investment strategies and the principal risks of the Funds described in the Prospectuses. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in the Prospectuses or under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

FIXED INCOME SECURITIES. In periods of declining interest rates, the yield
(income from portfolio investments) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in a Fund's portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

MUNICIPAL BONDS. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal bonds in which it holds such participation interests is exempt from federal income tax.

Stand-by commitments. When a Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time.
It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration. It is not expected that a Fund will assign any value to stand-by commitments.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund's portfolio, but Schroders will consider such an event in its determination of whether a Fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The Funds do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by a Fund.

Municipal leases. A Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a
Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely

to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy
Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.
Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future. If it appeared that the availability of municipal bonds for investment by a Fund and the value of the Fund's portfolio could be materially affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the structure of the Fund or its dissolution.

WHEN-ISSUED SECURITIES. A Fund may from time to time purchase securities on a
"when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

LOANS OF FUND PORTFOLIO SECURITIES. A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S.
Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2)
the Fund may at any time call the loan and regain the securities loaned; (3) the
Fund will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroders considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Schroders may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act

of 1933. A Fund may be deemed to be an "underwriter" for purposes of the
Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The Commission Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Schroders.

INVERSE FLOATERS. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels -- rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be highly volatile and some inverse floaters may be "leveraged," resulting in increased risk and potential volatility. A Fund may use inverse floaters for hedging or investment purposes.
Use of inverse floaters other than for hedging purposes may be considered speculative.

ZERO-COUPON SECURITIES. Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the
Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

Zero-coupon securities may include U.S. Treasury bills issued directly by the
U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal
Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a
Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying
U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

LOWER-RATED SECURITIES. A Fund may invest in lower-rated fixed-income securities
(commonly known as "junk bonds"), although normally a Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard & Poor's Rating Service, or
Fitch Investors Service, Inc.) has rated the securities C (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by
Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a
Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Schroders will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

                                        7

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of a Fund's assets may be invested in an issue of which the
Fund, by itself or together with other funds and accounts managed by Schroders or its affiliates, holds all or a major portion. Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.
Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the
Fund's operating expenses and adversely affect the Fund's net asset value. In the case of tax-exempt funds, any income derived from the Fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to "call,"
or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A Fund may invest without limit in so-called "zero-coupon" bonds and "payment-
in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-
kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments.
Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Schroders' investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

                                        8

LOAN PARTICIPATIONS AND OTHER FLOATING RATE LOANS. The Fund may invest in "loan participations." By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in a Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders' analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which a Fund may invest are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on Schroders', and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to a Fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. A Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. A Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

A Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving principal, interest and other amounts with respect to the underlying loan. When a Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

                                        9

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by a Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that a Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by a Fund may also involve loans made in foreign currencies. A Fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund's portfolio. Possession of such information may in some instances occur despite
Schroders' efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders' ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Schroders' ability to trade could have an adverse effect on a Fund by, for example, preventing the
Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in a Fund's portfolio.
These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in a Fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to a Fund and other client accounts. Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders'
client accounts collectively held only a single category of the issuer's securities.

                                       10

FORWARD COMMITMENTS. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

DERIVATIVES. Certain of the instruments in which a Fund may invest, such as futures contracts, options, swaps, and forward contracts, are considered to be
"derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. A Fund's use of derivatives may cause a Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.

                                       11

Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Funds may use these "derivatives" strategies for hedging purposes. The Funds may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Funds and reinvestment of the proceeds. For example, the Funds may seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in the Prospectus and in this Statement of Additional Information.

OPTIONS. A Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered call options. A Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the
Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

                                       12

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A
Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because

                                       13

of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing
Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the
Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a
"regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, may also restrict the Trust's use of options.

FUTURES CONTRACTS. To the extent permitted by the investment restrictions set forth under "Investment Restrictions" below, by the investment policies described in the Prospectuses and by applicable law, the Funds may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the
Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

                                       14

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the
Fund's assets, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on securities is subject to
Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if a
Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may

                                       15

terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York
Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders' judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the

                                       16

holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put)
or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as
"initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value.
The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

                                       17

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the
Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge.
Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the
Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price

                                       18

distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A
Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. Each Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

WARRANTS TO PURCHASE SECURITIES. A Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

SWAP AGREEMENTS. A Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund's exposure to long-or short-term interest rates (in the United
States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.
The value of a Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Fund's ability to engage in certain swap transactions may be limited by tax considerations.

A Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

HYBRID INSTRUMENTS. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities
(collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange

                                       19

rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market
(or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a
Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often
"customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt

                                       20

securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor a Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S.
persons, the Securities and Exchange Commission (the "Commission"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans)
and the issuance by that entity or one or more classes of securities
("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and a Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                                       21

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding voting securities of that Fund, a Fund may not:

     1.   issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

          Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction
          2, below).

     2.   borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets;

          Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

     3.   act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws

     4.   (i) as to 75% of its total assets, purchase any security (other than
          U.S. Government securities and securities of other investment companies), if as a result more than 5% of the Fund's total assets
          (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, or

          (ii) purchase any security (other than securities of the U.S.
          Government, its agencies or instrumentalities or municipal bonds backed by any of the assets and revenues of non-governmental issuers)
          if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry;

     5.   make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

     6.   purchase or sell commodities or commodity contracts, except that the
          Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI at the time; and

                                       22

     7.   purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a
          Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

                              --------------------

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable). Each Fund may pledge assets of the Fund, but it is against the current policy of each of the Funds, which policy may also be changed without shareholder approval, to pledge more than one-third of its assets.

All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth in the preceding paragraph)
will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if a Fund is required by law to maintain the 300%
asset coverage ratio described above in the Note following restriction 2, and the Fund for any reason ceases to maintain that asset coverage, it will take steps to restore that asset coverage ratio within three days thereafter
(excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than
50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through Form N-CSR and Form N-Q filings made with the Commission, the Funds'
full portfolio holdings are made publicly available to shareholders on a quarterly basis. Such filings are normally made on or shortly after the sixtieth day following the end of a fiscal quarter. Each Fund's complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on
Form N-CSR, will be delivered to shareholders in the Funds' semi-annual and annual reports. The Funds' complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders but are available on the Securities and Exchange Commission website at www.sec.gov.

POLICIES AND PROCEDURES. The Funds have adopted policies and procedures with respect to disclosure of the Funds' portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund's portfolio and with respect

                                       23

to disclosures made on a one-time, irregular basis.

These procedures provide that neither Schroders nor the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Funds with the Commission. In each instance of such advance disclosure, a determination has been made by Schroders that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information. The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed to keep such information confidential. In the future, where Schroders does not believe that the risk of disclosure is material, a Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders. The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below. Nonpublic portfolio holdings information is disclosed by a Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the
Funds, as described below. The following list describes the circumstances in which a Fund's portfolio holdings are disclosed to selected third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.
Portfolio managers may also release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. In its capacity as adviser to the Funds, certain Schroders personnel
(including personnel of its affiliates) that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the Funds' third-party administrators and fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Schroders utilizes the services of Institutional Shareholder Services
("ISS") to assist with proxy voting. ISS may receive full Fund portfolio holdings on a monthly basis for the Funds for which it provides services.

Ranking/Rating Agencies. Morningstar and Lipper receive the Funds' full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

Any addition to the list of approved recipients of portfolio holdings information (whether on an ongoing or a one-time basis) requires approval by the
President and Chief Compliance Officer of the Funds based on a review of: (i)
the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and

                                       24

(ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Funds'
investment adviser, principal underwriter, or any affiliated person of the
Funds.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

         MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees,
Schroders also manages the Funds' other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

                                       25

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
                                                                                 NUMBER OF
                               TERM OF                                         PORTFOLIOS IN
                             POSITION(S)   OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
   DISINTERESTED TRUSTEE        TRUST      TIME SERVED   DURING PAST 5 YEARS      TRUSTEE          HELD BY TRUSTEE
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------

David N. Dinkins, 77         Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1994     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware);
                                                         Professor,
                                                         Columbia School
                                                         of International
                                                         and Public Affairs

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
Peter E. Guernsey, 83        Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1993     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware);
                                                         Retired.
                                                         Formerly, Senior
                                                         Vice President,
                                                         Marsh & McLennan,
                                                         Inc. (insurance
                                                         services)

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
John I. Howell, 88           Trustee      Indefinite     Trustee and Lead            8          American Life
875 Third Avenue, 22nd Fl.                Since 1993     Disinterested                          Assurance Co. of New
New York, NY 10022                                       Trustee of the                         York; United States
                                                         Trust, Schroder                        Life Insurance Co. of
                                                         Capital Funds                          the City of New York;
                                                         (Delaware) and                         First SunAmerica Life
                                                         Schroder Global                        Insurance Co.
                                                         Series Trust;
                                                         Private
                                                         Consultant,
                                                         Indian Rock
                                                         Corporation
                                                         (individual
                                                         accounting)

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
Peter S. Knight, 54          Trustee      Indefinite     Trustee of the              8          Schroder Japanese
875 Third Avenue, 22nd Fl.                Since 1993     Trust, Schroder                        Long/Short Fund;
New York, NY 10022                                       Capital Funds                          Schroder Credit
                                                         (Delaware) and                         Renaissance Fund, LP;
                                                         Schroder Global                        Schroder Alternative
                                                         Series Trust;                          Strategies Fund;
                                                         President,                             Schroder Emerging
                                                         Generation                             Markets Debt
                                                         Investment                             Opportunity Fund;
                                                         Management U.S.                        Medicis; PAR
                                                         Formerly:                              Pharmaceuticals;  and
                                                         Managing                               Entremed.
                                                         Director, MetWest
                                                         Financial
                                                         (financial
                                                         services);
                                                         President, Sage
                                                         Venture Partners
                                                         (investing); and
                                                         Partner, Wunder,
                                                         Knight, Forcsey &
                                                         DeVierno (law
                                                         firm).

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
William L. Means, 68         Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1997     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds
                                                         (Delaware).
                                                         Retired.
                                                         Formerly,
                                                         Director,
                                                         Schroder Asian
                                                         Growth Fund.

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
Clarence F. Michalis, 83     Trustee      Indefinite     Trustee of the              8                   None
875 Third Avenue, 22nd Fl.                Since 1993     Trust, Schroder
New York, NY 10022                                       Capital Funds
                                                         (Delaware) and Schroder
                                                         Global Series Trust;
                                                         Chairman of the Board
                                                         of Directors, Josiah
                                                         Macy, Jr., Foundation

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------

                                       26

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------

Hermann C. Schwab, 85        Trustee      Indefinite     Trustee of the              7                   None
875 Third Avenue, 22nd Fl.                Since 1993     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds
                                                         (Delaware).
                                                         Retired.
                                                         Formerly,
                                                         consultant to
                                                         Schroder Capital
                                                         Management
                                                         International,
                                                         Inc.; Trustee,
                                                         St. Luke's/Roosevelt
                                                         Hospital Center

---------------------------- ------------ -------------- ------------------- ------------------ -----------------------
James D. Vaughn, 59          Trustee      Indefinite     Trustee and                 8                   None
875 Third Avenue, 22nd Fl.                Since 2003     Chairman of the
New York, New York  10022                                Audit Committee
                                                         of the Trust,
                                                         Schroder Capital
                                                         Funds (Delaware)
                                                         and Schroder
                                                         Global Series
                                                         Trust. Managing
                                                         Partner
                                                         (retired),
                                                         Deloitte & Touche
                                                         USA, LLP-Denver.
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------

                               INTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are
"interested persons" (as defined in the Investment Company Act) of the Trust
(each, an "Interested Trustee").

--------------------------- ------------- ------------- -------------------- ------------------ -----------------------
                                                                                 NUMBER OF
                              TERM OF                                          PORTFOLIOS IN
                            POSITION(S)    OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF       OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE         TRUST      TIME SERVED   DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE
--------------------------- ------------- ------------- -------------------- ------------------ -----------------------

Peter  L. Clark, 40*         Trustee      Indefinite     Trustee and                 7                   None
875 Third Avenue, 22nd Fl.   and          Since 2003     Chairman of the
New York, NY 10022           Chairman                    Trust and
                                                         Schroder Capital
                                                         Funds (Delaware);
                                                         Chief Executive
                                                         Officer,
                                                         Schroders.
                                                         Formerly,
                                                         Managing Director
                                                         and Head of
                                                         Emerging Markets,
                                                         JP Morgan/JP
                                                         Morgan Investment
                                                         Management; Vice
                                                         President and
                                                         Head of
                                                         Proprietary
                                                         Trading, JP
                                                         Morgan.
---------------------------- ------------ -------------- ------------------- ------------------ -----------------------

* Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
affiliates.

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

                                       27

---------------------------- ----------------------- ----------------------------- ------------------------------------
NAME, AGE AND ADDRESS        POSITION(S)  HELD WITH  TERM OF OFFICE                PRINCIPAL OCCUPATION(S)
OF OFFICER                   TRUST                   AND LENGTH OF TIME SERVED     DURING PAST 5 YEARS
---------------------------- ----------------------- ----------------------------- ------------------------------------

Peter L. Clark, 40           Trustee and Chairman    Indefinite                    Trustee and Chairman of the Trust
875 Third Avenue, 22nd Fl.                           Since 2003                    and Schroder Capital Funds
New York, NY 10022                                                                 (Delaware); Chief Executive
                                                                                   Officer, Schroders. Formerly,
                                                                                   Managing Director and Head of
                                                                                   Emerging Markets, JP Morgan/JP
                                                                                   Morgan Investment Management; Vice
                                                                                   President and Head of Proprietary
                                                                                   Trading, JP Morgan.
---------------------------- ----------------------- ----------------------------- ------------------------------------

Mark A. Hemenetz, 48         President and           Indefinite                    Chief Operating  Officer, Director
875 Third Avenue, 22nd Fl.   Principal Executive     Since May 2004                and Executive Vice President,
New York, NY 10022           Officer                                               Schroders; Chairman and  Director,
                                                                                   Schroder Fund Advisors Inc.;
                                                                                   President of Schroder Capital
                                                                                   Funds (Delaware) and Schroder
                                                                                   Global Series Trust. Formerly
                                                                                   Executive Vice President and
                                                                                   Director of Investment Management,
                                                                                   Bank of New York.
---------------------------- ----------------------- ----------------------------- ------------------------------------

Alan M. Mandel, 47           Treasurer and           Indefinite                    First Vice President, Schroders;
875 Third Avenue, 22nd Fl.   Principal Financial     Since May 2003                Chief Operating Officer, Treasurer
New York, NY 10022           and Accounting Officer                                and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and Chief
                                                                                   Financial Officer, Schroder Global
                                                                                   Series Trust and Schroder Capital
                                                                                   Funds (Delaware).

---------------------------- ----------------------- ----------------------------- ------------------------------------

Brian R. Murphy, 29          Chief Compliance        Indefinite                    Vice President and Chief
875 Third Avenue, 22nd Fl.   Officer                 Since February 2005           Compliance Officer, Schroders;
New York, NY  10022                                                                Chief Compliance Officer, Schroder
                                                                                   Fund Advisors, Inc.; Chief
                                                                                   Compliance Officer, Schroder
                                                                                   Global Series Trust and Schroder
                                                                                   Capital Funds (Delaware).
                                                                                   Formerly, Senior Compliance
                                                                                   Consultant, New York Life
                                                                                   Investment Management LLC
                                                                                   (financial services); Assistant
                                                                                   Vice President-Compliance,
                                                                                   Schroders.
---------------------------- ----------------------- ----------------------------- ------------------------------------

Carin F. Muhlbaum, 42        Vice President and      Indefinite                    Senior Vice President and General
875 Third Avenue, 22nd Fl.   Clerk                   Vice President since 1998;    Counsel, Schroders;  Director,
New York, NY 10022                                   Clerk since 2001              Senior Vice President, Secretary
                                                                                   and General Counsel, Schroder Fund
                                                                                   Advisors Inc.; Vice President and
                                                                                   Secretary/Clerk, Schroder Global
                                                                                   Series Trust and Schroder Capital
                                                                                   Funds (Delaware).
---------------------------- ----------------------- ----------------------------- ------------------------------------

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

------------------------------------------------------- -----------------------------------------------------
                                                                        POSITIONS HELD WITH
                                                                       AFFILIATED PERSONS OR
                                                                       PRINCIPAL UNDERWRITERS
                         NAME                                               OF THE TRUST
------------------------------------------------------- -----------------------------------------------------

Peter L. Clark                                          Trustee and Chairman of the Trust and Schroder
                                                        Capital Funds (Delaware); Chief Executive Officer,
                                                        Schroders. Formerly, Managing Director and Head of
                                                        Emerging Markets, JP Morgan/JP Morgan Investment
                                                        Management; Vice President and Head of Proprietary
                                                        Trading, JP Morgan.
------------------------------------------------------- -----------------------------------------------------
Mark A. Hemenetz                                        President and Principal Executive Officer of the
                                                        Trust; President of Schroder Capital Funds
                                                        (Delaware) and Schroder Global Series Trust; Chief
                                                        Operating Officer, Director and Executive Vice
                                                        President, Schroders;  Chairman and Director,
                                                        Schroder Fund Advisors Inc.
------------------------------------------------------- -----------------------------------------------------

                                       28

------------------------------------------------------- -----------------------------------------------------

Alan M. Mandel                                          First Vice President, Schroders; Chief Operating
                                                        Officer, Treasurer and Director, Schroder Fund
                                                        Advisors Inc.; Treasurer and Chief Financial
                                                        Officer, Schroder Global Series Trust, Schroder
                                                        Capital Funds (Delaware) and Schroder Series
                                                        Trust.
------------------------------------------------------- -----------------------------------------------------
Brian R. Murphy                                         Vice President and Chief Compliance Officer,
                                                        Schroders; Chief Compliance Officer, Schroder Fund
                                                        Advisors Inc.; Chief Compliance Officer, Schroder
                                                        Global Series Trust, Schroder Capital Funds
                                                        (Delaware) and Schroder Series Trust.
------------------------------------------------------- -----------------------------------------------------
Carin F. Muhlbaum                                       Senior Vice President and General Counsel,
                                                        Schroders; Director, Senior Vice President,
                                                        Secretary and General Counsel, Schroder Fund
                                                        Advisors Inc.; Vice President and Secretary/Clerk,
                                                        Schroder Global Series Trust, Schroder Capital
                                                        Funds (Delaware) and Schroder Series Trust.
------------------------------------------------------- -----------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met five times during the fiscal year ended October 31, 2004.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee met once during the fiscal year ended October 31, 2004.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroders family of investment companies, as of December 31, 2004.

                                       29

---------------------------- --------------------------------------- ------------------------ -------------------------
                                                                                               AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY
                                                                                                 SECURITIES IN ALL
                                                                                               REGISTERED INVESTMENT
                                                                     DOLLAR RANGE OF EQUITY    COMPANIES OVERSEEN BY
                                                                        SECURITIES IN THE       TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE                          FUND                            FUNDS            INVESTMENT COMPANIES*
---------------------------- --------------------------------------- ------------------------ -------------------------

                                                                             Ranges:                  Ranges:
                                                                             -------                  -------
                                                                           None                     None
                                                                           $1-$10,000               $1-$10,000
                                                                           $10,001-$50,000          $10,001-$50,000
                                                                           $50,001-$100,000         $50,001-$100,000
                                                                           Over $100,000            Over $100,000

---------------------------- --------------------------------------- ------------------------ -------------------------
DISINTERESTED TRUSTEES
---------------------------- --------------------------------------- ------------------------ -------------------------
DAVID N. DINKINS                                                                                        None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Municipal Bond Fund                     None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Short-Term Municipal Bond               None
                             Fund
---------------------------- --------------------------------------- ------------------------ -------------------------
PETER E. GUERNSEY                                                                                       None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Municipal Bond Fund                     None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Short-Term Municipal Bond               None
                             Fund
---------------------------- --------------------------------------- ------------------------ -------------------------
JOHN I. HOWELL                                                                                    $10,001-$50,000
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Municipal Bond Fund                     None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Short-Term Municipal Bond               None
                             Fund
---------------------------- --------------------------------------- ------------------------ -------------------------
PETER S. KNIGHT                                                                                         None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Municipal Bond Fund                     None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Short-Term Municipal Bond               None
                             Fund
---------------------------- --------------------------------------- ------------------------ -------------------------
WILLIAM L. MEANS                                                                                    $1 - $10,000
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Municipal Bond Fund                     None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Short-Term Municipal Bond               None
                             Fund
---------------------------- --------------------------------------- ------------------------ -------------------------
CLARENCE F. MICHALIS                                                                               Over $100,000
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Municipal Bond Fund                     None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Short-Term Municipal Bond               None
                             Fund
---------------------------- --------------------------------------- ------------------------ -------------------------
HERMANN C. SCHWAB                                                                                       None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Municipal Bond Fund                     None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Short-Term Municipal Bond               None
                             Fund
---------------------------- --------------------------------------- ------------------------ -------------------------
JAMES D. VAUGHN                                                                                   $10,001-$50,000
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Municipal Bond Fund                     None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Short-Term Municipal Bond               None
                             Fund
---------------------------- --------------------------------------- ------------------------ -------------------------

---------------------------- --------------------------------------- ------------------------ -------------------------
INTERESTED TRUSTEES
---------------------------- --------------------------------------- ------------------------ -------------------------
PETER L. CLARK                                                                                          None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Municipal Bond Fund                     None
---------------------------- --------------------------------------- ------------------------ -------------------------
                             Schroder Short-Term Municipal Bond               None
                             Fund
---------------------------- --------------------------------------- ------------------------ -------------------------

*For these purposes, the Trust, Schroder Capital Funds (Delaware), and Schroder
Global Series Trust are considered part of the same "Family of Investment
Companies."

                                       30

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2004:

---------------------- ------------------- ----------------- --------------- -------------- -----------------
                         NAME OF OWNERS
                       AND RELATIONSHIPS       COMPANY       TITLE OF CLASS    VALUE OF     PERCENT OF CLASS
   NAME OF TRUSTEE         TO TRUSTEE                                         SECURITIES
---------------------- ------------------- ----------------- --------------- -------------- -----------------

David N. Dinkins              N/A                N/A              N/A             N/A             N/A
---------------------- ------------------- ----------------- --------------- -------------- -----------------
Peter E. Guernsey             N/A                N/A              N/A             N/A             N/A
---------------------- ------------------- ----------------- --------------- -------------- -----------------
John I. Howell                N/A                N/A              N/A             N/A             N/A
---------------------- ------------------- ----------------- --------------- -------------- -----------------
Peter S. Knight               N/A                N/A              N/A             N/A             N/A
---------------------- ------------------- ----------------- --------------- -------------- -----------------
William L. Means              N/A                N/A              N/A             N/A             N/A
---------------------- ------------------- ----------------- --------------- -------------- -----------------
Clarence F. Michalis          N/A                N/A              N/A             N/A             N/A
---------------------- ------------------- ----------------- --------------- -------------- -----------------
Hermann C. Schwab             N/A                N/A              N/A             N/A             N/A
---------------------- ------------------- ----------------- --------------- -------------- -----------------
James D. Vaughn               N/A                N/A              N/A             N/A             N/A
---------------------- ------------------- ----------------- --------------- -------------- -----------------

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2004. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

---------------------------------------- -------------------------------------- --------------------------------------
                                                       AGGREGATE                  TOTAL COMPENSATION FROM TRUST AND
                                                     COMPENSATION                  FUND COMPLEX PAID TO TRUSTEES*
            NAME OF TRUSTEE                           FROM TRUST
---------------------------------------- -------------------------------------- --------------------------------------

David N. Dinkins                                        $9,023                                 $19,000
---------------------------------------- -------------------------------------- --------------------------------------
Peter E. Guernsey                                       $9,498                                 $20,000
---------------------------------------- -------------------------------------- --------------------------------------
John I. Howell                                          $4,415                                 $22,200
---------------------------------------- -------------------------------------- --------------------------------------
Peter S. Knight                                         $4,420                                 $22,200
---------------------------------------- -------------------------------------- --------------------------------------
William L. Means                                        $9,498                                 $20,000
---------------------------------------- -------------------------------------- --------------------------------------
Clarence F. Michalis                                    $4,415                                 $22,200
---------------------------------------- -------------------------------------- --------------------------------------
Hermann C. Schwab                                       $9,261                                 $19,500
---------------------------------------- -------------------------------------- --------------------------------------
James D. Vaughn                                         $4,901                                 $20,647
---------------------------------------- -------------------------------------- --------------------------------------

* The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust are considered part of the same
"Fund Complex" for these purposes.

                                       31

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an
"audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Funds. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder
U.S. Holdings Inc. (or their predecessors) have been investment managers since
1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder
International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of June 30, 2004, had under management assets of approximately $181 billion.
Schroders' address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

MANAGEMENT CONTRACT

Management Contract. Under a Management Contract between the Trust, on behalf of each Fund, and Schroders, Schroders, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund.

Under the Management Contract, Schroders is required to continuously furnish the
Funds investment programs consistent with the investment objective and policies of each Fund, and to determine, for each Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's
Declaration of Trust and By-laws, and of the Investment Company Act, and to the
Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.
As compensation for services provided to the Fund pursuant to the Management
Contract, Schroders is entitled to receive from the Trust a fee, computed and paid monthly, at the annual rate of 0.40% of each Fund's average daily net assets.

Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation
and

                                       32

expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.
Schroders pays the Trust's office rent.

Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Management Contract provides that Schroders shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to a Fund without penalty by vote of the Trustees, by the shareholders of that Fund, or by Schroders, on 60 days'
written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and the
Management Contract provides that it will continue in effect from year to year
(after an initial two-year period) only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of that Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Trustees' Approval of Management Contract. In determining to approve the
Management Contract with Schroders, the Trustees met with relevant management personnel and discussed with management Schroders' role in the management of each of the Funds. The Trustees took into account the time and attention devoted by senior management and other personnel of Schroders in connection with the management of the Funds, including oversight of the investment programs of the
Funds and Schroders' implementation of that program. The Trustees also considered the business reputation of Schroders and its financial resources.

The Trustees considered Schroders' qualifications as a manager of municipal security and fixed income investment portfolios and the proposed services to be provided to each of the Funds. In particular, the Trustees met with, and considered the education, qualifications, and experience of, investment personnel at Schroders who would be involved in providing portfolio management services to each of the Funds. The Trustees also considered other resources available at Schroders to support each Fund's portfolio management team. In this connection, the Trustees also considered the fixed income research capabilities of Schroders.

                                       33

The Trustees received information concerning the investment processes to be applied by Schroders in managing each of the Funds, as disclosed in the
Prospectus, including methods for identifying fixed income securities believed to be mispriced relative to the market, techniques for risk management, portfolio construction and performance attribution.

The Trustees considered the quality of the services to be provided by Schroders to the Funds. The Trustees gave substantial consideration to the fees payable under the Management Contract. The Trustees reviewed information concerning fees paid to investment advisers of similarly-managed funds and funds with net asset levels comparable to the projected size of the Fund, and considered that, under the Management Contract, each of Schroder Municipal Bond Fund and Schroder
Short-Term Municipal Bond Fund would pay management fees at the same rate as had been paid by similar funds previously managed by the same investment personnel who would manage the Funds. The Trustees concluded that the fees to be paid to
Schroders under the Management Contract with respect to each of the Funds are fair and reasonable, given the scope and quality of the services to be rendered by Schroders to the Funds.

The Trustees evaluated the capability of Schroders with respect to regulatory compliance and compliance with the investment policies of each of the Funds. The
Trustees considered the procedures of Schroders designed to fulfill their fiduciary duties to the Funds with respect to possible conflicts of interest, including Codes of Ethics (regulating the personal trading of its officers and employees), and the records of those firms in these matters.

Recent Investment Advisory Fees. For its fiscal year ended October 31, 2004, pursuant to the Management Contract, each Fund paid fees to Schroders as follows
(reflecting reductions in such fees pursuant to expense limitations and/or waivers in effect during the period): Schroder Municipal Bond Fund - $0; and
Schroder Short-Term Municipal Bond Fund - $0. For the fiscal year ended October
31, 2004, all of the advisory fees payable to Schroders were waived pursuant to expense limitations and/or fee waivers observed by Schroders, amounting to the following: Schroder Municipal Bond Fund - $273,781; and Schroder Short-Term
Municipal Bond Fund - $353,873.

ADMINISTRATIVE SERVICES

SEI Investments Global Funds Services ("SEI"), 1 Freedom Valley Drive, Oaks,
Pennsylvania, 19456, serves as administrator to the Funds. On behalf of each
Fund, the Trust has entered into a service agreement with SEI under which SEI provides management and administrative services necessary for the operation of the Funds, including, among other things, preparation of shareholder reports and communications and regulatory compliance, such as reports to and filings with the Commission and state securities commissions. That agreement is terminable with respect to the Funds without penalty, at any time, by the Trustees upon six
(6) months' written notice to SEI or by SEI upon six (6) months' written notice to the Trust. The agreement is terminable by either party upon a material breach by the other party, provided that the terminating party has provided 45 days'
notice of such material breach and the specified date of termination and the breaching party has not remedied the breach by the specified termination date.

Administrative service fees. As compensation for SEI's services as administrator
(or, prior to January 4, 2004, sub-administrator, as described below), each of the Funds pays SEI its pro rata portion of the following fees, calculated based on the aggregate average daily net assets of all funds comprising the Trust and
Schroder Capital Funds (Delaware) for which SEI serves as administrator (the
"Schroder Funds Complex"): 0.15% of the first $300 million of average daily net assets and 0.12% of average daily net assets in excess of $300 million, subject to certain minimum charges. For the fiscal year ended October 31, 2004 the
Schroder Municipal Bond Fund paid a fee of $70,780 to SEI, and the Schroder
Short-Term

                                       34

Municipal Bond Fund paid a fee of $106,216 to SEI. Prior to January 4, 2004, SEI served as sub-administrator to the Funds; Schroder Fund Advisors Inc. served as administrator, for which service Schroder Fund Advisors Inc. received no compensation from the Funds.

DISTRIBUTOR

Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc.
(the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022,
serves as the distributor for the Trust's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for
ownership information regarding the Distributor.

Distribution plan for Advisor Shares. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of the Fund's shares. Under the Plan, a Fund may make payments at an annual rate up to 0.25%
of the average daily net assets attributable to its Advisor Shares. Because the fees are paid out of a Fund's assets on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of a Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

A Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the relevant Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. Each Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. Each Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

During the fiscal period ended October 31, 2004, the Funds (in respect of their
Advisor Shares) paid fees under the Distribution Plans in the following amounts:

Schroder Municipal Bond Fund                $ 1,791

Schroder Short-Term Municipal Bond Fund     $ 2,269

                                       35

BROKERAGE ALLOCATION AND OTHER PRACTICES

Schroders, in selecting brokers to reflect transactions on behalf of the Funds, generally seeks to obtain the most favorable price and execution available.

Schroders may deem the purchase or sale of a security to be in the best interest of the Funds as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, such transactions will be allocated among the clients in a manner believed by Schroders to be fair and equitable and consistent with its fiduciary obligations to each client at an average price and commission.

There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00
p.m., Eastern Time) on each day the Exchange is open for trading.

The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below.

Fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities based generally on prices of comparable securities (or when such prices are not readily available, based on other factors that may be indicative of the securities' values), or through obtaining independent quotes from market makers. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation, in accordance with procedures established by the Trustees, unless Schroders believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

Because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New
York Stock Exchange which will not be reflected in the computation of the
Trust's net asset value. If events materially affecting the value of such securities occur during such period, then the Pricing Committee will consider whether it is appropriate to value these securities at their fair value.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a

                                       36

share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class. The net asset value of a Fund's Advisor Shares will generally differ from that of its Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of
Advisor Shares and Investor Shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Funds' shares.

TAXES

This discussion provides information generally about the U.S. federal income tax consequences of investing in the Fund, including, without limitation, consequences for taxable U.S. and non-U.S. shareholders.

TAXATION OF THE FUNDS. Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
United States Internal Revenue Code of 1986, as amended (the "Code").

As a RIC qualifying to have its tax liability determined under Subchapter M, a
Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

In order to qualify as a RIC a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income
(as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, or net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each Fund intends to make such distributions.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"),

                                       37

provides that for taxable years of the Fund beginning after October 22, 2004,
100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph
(b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund does not qualify for taxation as a RIC for any taxable year, the
Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), that
Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in
October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax exempt, will be taxable to shareholders. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of Funds' distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets - for taxable years beginning on or before December 31,
2008.

                                       38

EXEMPT-INTEREST DIVIDENDS. A Fund will qualify to pay exempt-interest dividends to shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code
Section 103(a). Distributions that Schroder Municipal Bond Fund and Schroder
Short-Term Municipal Bond Fund properly designate as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax
("AMT") purposes and for state and local purposes. Because Schroder Municipal
Bond Fund and Schroder Short-Term Municipal Bond Fund intend to qualify to pay exempt-interest dividends, the Funds may be limited in their ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indexes and other assets. For example, if the fund acquires a tax-exempt obligation subject to an agreement by the seller to repurchase the obligation, the repurchase agreement is generally treated as a secured loan rather than a tax-exempt obligation, and the interest the Fund receives on a repurchase agreement is treated as taxable interest income (assuming the other party to the repurchase agreement is not a municipality).

Under the Code, interest on certain "private activity bonds" issued after August
7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in federal alternative minimum taxable income. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, a portion of a Fund's dividends that would otherwise be tax exempt to the shareholders may cause an investor to be subject to the federal AMT or may increase the liability of an investor who is subject to such tax. The receipt of exempt-interest dividends may affect the portion, if any, of a shareholder's Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax.
Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or tax laws of any state or local authority.

TRANSACTIONS IN FUND SHARES. Any gain resulting from a redemption, exchange
(including an exchange for shares of another Fund) of shares in the Funds will generally be subject to federal income tax at either short-term or long-term capital gain rates, depending on how long a shareholder has owned his or her shares. Any loss realized upon the redemption of shares held for six months or less at the time of

                                       39

redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

BACKUP WITHHOLDING. A Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the
Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in a Fund, based on the law as of the date of this
SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

                                       40

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Trust, as of February 15, 2005, no person owned beneficially more than 5% of the outstanding voting securities of any Fund, and, except as indicated on Appendix A hereto no person owned of record more than 5%
of the outstanding voting securities of any Fund. The Trust is not aware of any person that may control a Fund.

To the knowledge of the Trust, as of February 15, 2005, the Trustees of the
Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

CUSTODIAN

J.P. Morgan Chase Bank, 270 Park Avenue, New York, New York, 10017, is the
custodian of the assets of the Funds. The custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the
Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts
02171, is the Trust's registrar, transfer agent and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provide audit services, and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia,
Pennsylvania 19103.

CODE OF ETHICS

The Schroders, and Schroder Fund Advisors Inc., the Trust's distributor, have each adopted a combined Code of Ethics and the Trust each adopted a combined
Code of Ethics pursuant to the requirements of Rule 17j-1 of the Investment
Company Act. Subject to certain restrictions, the Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. The Codes of Ethics have been filed as an exhibit to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix
C to this SAI.

                                       41

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Financial
Highlights, and Financial Statements in respect of the Funds are included in the
Trust's Annual Report to Shareholders for the ten-month period ended October 31,
2004, filed electronically with the Securities and Exchange Commission on
January 7, 2005 in the Funds' Report on Form N-CSR for the period ending October
31, 2004 (File No. 811-07840; Accession No. 0000935069-05-000047). The Report,
Financial Highlights and Financial Statements referred to above are incorporated by reference into this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (800)
464-3108 and on the Securities and Exchange Commission website at
http://www.sec.gov.

                                       42

                                                                      APPENDIX A

                          HOLDERS OF OUTSTANDING SHARES

To the knowledge of the Trust, as of February 15, 2005, no person owned of record 5% or more of the outstanding Investor or Advisor Shares of any Fund, except as set forth below.

ADVISOR SHARES:

------------------------------------------------------------------- --------------------------------------------------

                                                                                Percentage of Outstanding
Record or Beneficial Owner                                                        Advisor Shares Owned

------------------------------------------------------------------- --------------------------------------------------

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

------------------------------------------------------------------- --------------------------------------------------
Charles Schwab & Co Inc                                                                  9.21%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122

------------------------------------------------------------------- --------------------------------------------------
Pershing LLC                                                                             82.15%
PO Box 2052
Jersey, NJ 07303-2052

------------------------------------------------------------------- --------------------------------------------------

SCHRODER MUNICIPAL BOND FUND

------------------------------------------------------------------- --------------------------------------------------
Charles Schwab & Co. Inc.                                                                39.04%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104-4122

------------------------------------------------------------------- --------------------------------------------------
Pershing LLC                                                                             49.82%
PO Box 2052
Jersey, NJ 07303-2052

------------------------------------------------------------------- --------------------------------------------------

                                       A-1

INVESTOR SHARES:

------------------------------------------------------------------- --------------------------------------------------

                                                                                Percentage of Outstanding
Record or Beneficial Owner                                                        Investor Shares Owned

------------------------------------------------------------------- --------------------------------------------------

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

------------------------------------------------------------------- --------------------------------------------------
Charles Schwab & Co. Inc.                                                                71.23%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104-4122

------------------------------------------------------------------- --------------------------------------------------
National Financial Services Corp.                                                        14.99%
For Exclusive Benefit of Customers
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
------------------------------------------------------------------- --------------------------------------------------

SCHRODER MUNICIPAL BOND FUND

------------------------------------------------------------------- --------------------------------------------------
Charles Schwab & Co. Inc.                                                                67.00%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104-4122

------------------------------------------------------------------- --------------------------------------------------
National Financial Services Corp.                                                        12.23%
For Exclusive Benefit of Customers
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
------------------------------------------------------------------- --------------------------------------------------
PFPC Wrap Services                                                                        7.90%
FBO Morningstar MP Clients
760 Moore Road
King of Prussia, PA 19406-1212

------------------------------------------------------------------- --------------------------------------------------

                                      A-2

                                                                      APPENDIX B

                    FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       B-1

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B." The modifier "1"
indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3"
indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

                                       B-2

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a

                                       B-3

recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.
Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
"AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                       B-4

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the
"F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

                                      B-5

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

                                      B-6

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                      B-7

                                                                      APPENDIX C

                SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
            POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
           OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management Company North America
Inc.'s ("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule
30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6
requires that Schroders:

o    Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

o    Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

o    Disclose their proxy voting policies and procedures in their registration statements and

o    Annually, file with the SEC and make available to shareholders their actual proxy voting.

Proxy Voting General Principles

o    Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders'

                                      C-1

Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders's positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders's clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

o    Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

o    A proponent of a proxy proposal has a client relationship with Schroders;

o    A proponent of a proxy proposal has a business relationship with Schroders;

o    Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

o    Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

o    Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of

                                      C-2

     directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

         A. if a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

         B. if Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

         C. if the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders's own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

         D. if the proxy proposal is (1) not addressed by the Policy or (2)
requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

For each matter on which a fund is entitled to vote:

                                      C-3

o        Name of the issuer of the security;

o        Exchange ticker symbol;

o        CUSIP number, if available;

o        Shareholder meeting date;

o        Brief summary of the matter voted upon;

o        Source of the proposal, i.e., issuer or shareholder;

o        Whether the fund voted on the matter;

o        How the fund voted; and

o        Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                      C-4